UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12
VERITONE, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 2024

Dear Fellow Stockholders:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Veritone, Inc., which will be held on Thursday, June 13, 2024, at 10:30 a.m. Mountain Time, via a virtual meeting at www.virtualshareholdermeeting.com/VERI2024.

Details of the business to be conducted at the Annual Meeting and instructions for how to participate in the Annual Meeting are set forth in the accompanying Notice of 2024 Annual Meeting of Stockholders and Proxy Statement. Only stockholders of record at the close of business on April 16, 2024 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

We are furnishing our proxy materials to our stockholders over the Internet. On or about April 25, 2024, we are mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to our stockholders of record that did not request to receive a printed copy of our proxy materials, including the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. The Notice of Internet Availability contains instructions for how stockholders can access our proxy materials over the Internet and vote their shares. All stockholders who do not receive a Notice of Internet Availability will receive a printed copy of the proxy materials by mail.

Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. As an alternative to voting online at the Annual Meeting, you may vote via the Internet, by telephone or by mail. Voting by any of these methods will ensure your representation at the Annual Meeting.

Thank you for your continued support. We look forward to your online attendance at the Annual Meeting.

Very truly yours,

Ryan Steelberg
Chairman and Chief Executive Officer

VERITONE, INC.

1615 Platte Street

2nd Floor

Denver, Colorado 80202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on June 13, 2024

To the Stockholders of Veritone, Inc.:

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Veritone, Inc. (the “Company”) will be held on Thursday, June 13, 2024, at 10:30 a.m., Mountain Time. Our board of directors (the “Board”) is soliciting your proxy to vote at the Annual Meeting (including any adjournments, continuations, or postponements thereof) for the purposes set forth in this proxy statement for our Annual Meeting (the “Proxy Statement”). The Annual Meeting will be held online only in a virtual meeting format via live webcast. Stockholders may attend the Annual Meeting online by visiting www.virtualshareholdermeeting.com/VERI2024. For purposes of attendance at the Annual Meeting, all references in the accompanying Proxy Statement to “present in person” or “in person” shall mean virtually present at the Annual Meeting.

The Annual Meeting is being held for the purpose of considering and acting upon the following items of business:

1.

To elect two directors named in the accompanying proxy statement to serve as Class I directors to serve until the Company’s 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.	To approve, on an advisory basis, the compensation of our named executive officers; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

These items of business are more fully described in the Proxy Statement accompanying this notice. We encourage you to read the Proxy Statement and other proxy materials carefully and in their entirety.

Only stockholders of record at the close of business on April 16, 2024 are entitled to notice of and to vote at the Annual Meeting. All such stockholders are cordially invited to attend the Annual Meeting. A list of all stockholders entitled to vote at the annual meeting will be available for examination at our principal executive offices at 1615 Platte Street, 2nd Floor, Denver, Colorado 80202 for 10 days before the Annual Meeting, and during the Annual Meeting, such list will be available to registered stockholders as a link on the virtual meeting platform at www.virtualshareholdermeeting.com/VERI2024. However, whether or not you expect to attend the Annual Meeting, you are encouraged to cast your vote by proxy prior to the Annual Meeting to ensure your representation at the Annual Meeting. If you attend the Annual Meeting, you may vote during the Annual Meeting even if you have voted by proxy in advance.

We encourage you to access the virtual meeting platform before the start time of 10:30 a.m., Mountain Time, on June 13, 2024, to allow ample time for online check-in, which will begin at 10:15 a.m., Mountain Time. To attend the Annual Meeting, you will need the 16-digit control number provided on your proxy card or voting instruction form.

Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting of Stockholders to be Held on June 13, 2024: Our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available online at www.proxyvote.com.

By order of the Board of Directors

Ryan Steelberg
Chairman and Chief Executive Officer

April 25, 2024

Denver, Colorado

YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY PROXY PRIOR TO THE ANNUAL MEETING. IF YOU CHOOSE TO VOTE BY MAIL, PLEASE DO SO PROMPTLY TO ENSURE YOUR PROXY ARRIVES IN SUFFICIENT TIME. PLEASE NOTE THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

-i-

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we intend that such forward-looking statements be subject to the safe harbors created thereby. All statements made in this Proxy Statement that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “continue,” “can,” “may,” “plans,” “potential,” “projects,” “seeks,” “should,” “will,” “would” or similar expressions and the negatives of those expressions may identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements include, but are not limited to, any statements that refer to projections of our future financial condition and results of operations, capital needs and financing plans, competitive position, industry environment, potential growth and market opportunities, acquisition plans and strategies, compensation plans, governance structure and policies and/or the price of our common stock.

The forward-looking statements included herein represent our management’s current expectations and assumptions based on information available as of the date of this report. These statements involve numerous known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that may cause or contribute to such differences include, but are not limited to:

•	our ability to expand our aiWARE software-as-a-service (“SaaS”) business;

•	declines or limited growth in the market for Artificial Intelligence (“AI”)-based software applications and concerns over the use of AI that may hinder the adoption of AI technologies;

•

our requirements for additional capital to support our business growth, service our debt obligations and refinance maturing debt obligations, and the availability of such capital on acceptable terms, if at all;

•	our reliance upon a limited number of key customers for a significant portion of our revenue, including declines in key customers’ usage of our products and other offerings;

•

our ability to realize the intended benefits of our acquisitions, divestitures and other planned cost savings measures, including our ability to successfully integrate our recent acquisition of Broadbean (as defined in Note 3 of our Annual Report on Form 10-K for the year ended December 31, 2023);

•	our identification of existing material weaknesses in our internal control over financial reporting;

•	fluctuations in our results over time;

•	the impact of seasonality on our business;

•	our ability to manage our growth, including through acquisitions and expansion into international markets;

•	our ability to enhance our existing products and introduce new products that achieve market acceptance and keep pace with technological developments;

•

actions by our competitors, partners and others that may block us from using third party technologies in our aiWARE platform, offering it for free to the public or making it cost prohibitive to continue to incorporate such technologies into our platform;

•	interruptions, performance problems or security issues with our technology and infrastructure, or that of our third party service providers;

•

the impact of the continuing economic disruption caused by macroeconomic and geopolitical factors, including the COVID-19 pandemic, the Russia-Ukraine conflict, the war in Israel, financial instability, inflation and the responses by central banking authorities to control inflation, monetary supply shifts and the threat of recession in the United States and around the world;

•

increasing interest rates, inflationary pressures and the threat of a recession in the United States and around the world on our business operations and those of our existing and potential customers; and

•

any additional factors discussed in more detail in “Item 1. Business” and “Item 1A. Risk Factors” of Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Part II of our Annual Report on Form 10-K for the year ended December 31, 2023.

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations. You should carefully review these risks, as well as the additional risks described in other documents we file from time to time with the Securities and Exchange Commission. In light of the significant risks and uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by us or any other person that such results will be achieved, and readers are cautioned not to place undue reliance on such forward-looking information, which speak only as of the date of this Proxy Statement.

Moreover, we operate in an evolving environment. New risks and uncertainties emerge from time to time, and it is not possible for our management to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual future results to be materially different from those expressed or implied by any forward-looking statements.

Except as required by law, we assume no obligation to update any forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. We qualify all of our forward-looking statements by these cautionary statements.

VERITONE, INC.

1615 Platte Street

2nd Floor

Denver, Colorado 80202

April 25, 2024

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at our 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held online in a virtual meeting format only via live webcast on Thursday, June 13, 2024 at 10:30 a.m., Mountain Time. Stockholders may attend the Annual Meeting online by visiting www.virtualshareholdermeeting.com/VERI2024.

In this Proxy Statement, we refer to Veritone, Inc. as the “Company,” “Veritone,” “we,” or “us” and to our Board of Directors as our “Board.”

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”) are available on the Internet at www.proxyvote.com. These materials are also available on our corporate website at investors.veritone.com. References to our website in this Proxy Statement are provided for convenience only and the content on our website does not constitute part of this Proxy Statement.

VOTING INFORMATION

Why did I receive only a Notice of Internet Availability of Proxy Materials?

As permitted by the Securities and Exchange Commission (the “SEC”), we are furnishing our proxy materials, including our Notice of Annual Meeting, Proxy Statement and 2023 Annual Report, to most stockholders over the Internet. On or about April 25, 2024, we will mail a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to stockholders of record that did not request to receive printed copies of our proxy materials or that are otherwise receiving our materials electronically by email, while brokers, banks and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Notice of Internet Availability to the beneficial owners. The Notice of Internet Availability contains instructions on how stockholders can access and review our proxy materials via the Internet and vote their shares.

We will provide without charge to each stockholder solicited by these proxy solicitation materials a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, without exhibits upon request of such stockholder made in writing to Veritone, Inc., 1615 Platte St., 2nd Floor, Denver, Colorado 80202, Attention: Chief Legal Officer. We will also furnish any exhibit to such Annual Report on Form 10-K if specifically requested in writing.

We believe the delivery options that we have chosen will allow us to provide our stockholders with the proxy materials they need, while lowering the cost of the delivery of the materials and reducing the environmental impact of printing and mailing printed copies.

When and where is the Annual Meeting?

The Annual Meeting will be held on June 13, 2024 at 10:30 a.m. Mountain Time, via live webcast on the Internet. You may listen to and participate in the Annual Meeting by going to www.virtualshareholdermeeting.com/VERI2024. You will be able to access the Annual Meeting using the control number found on your Notice of Internet Availability, proxy card or voting instruction form, as applicable.

Why is the Company holding the Annual Meeting virtually?

We believe a virtual-only meeting format facilitates stockholder attendance and participation by enabling all stockholders to participate fully, equally and without cost, using an Internet-connected device from any location around the world. In addition, the virtual-only meeting format increases our ability to engage with all stockholders, regardless of size, resources or physical location.

What am I being asked to vote on at the Annual Meeting?

At the Annual Meeting, stockholders will act on the following matters:

1.

To elect two nominees named in the accompanying Proxy Statement to serve as Class I directors to serve until the Company’s 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.	To approve, on an advisory basis, the compensation of our named executive officers; and

4.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

How does the Board recommend that I vote?

The Board recommends that you vote your shares:

•	“FOR” each of the two Class I director nominees named in this Proxy Statement;

•	“FOR” the ratification of the appointment of Grant Thornton LLP; and

•	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers.

Who may vote?

Only holders of record of the Company’s common stock (the “Common Stock”), at the close of business on the record date, April 16, 2024 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock are entitled to cast one vote for each share held by them on each matter to be voted upon. As of the Record Date, there were 37,705,012 shares of Common Stock issued and outstanding. Our Common Stock is the only class of securities of the Company authorized to vote. Stockholders are not entitled to cumulative voting rights in the election of directors.

What must I do if I want to attend the Annual Meeting?

We will be hosting the Annual Meeting on the Internet via live webcast. You will not be able to attend the Annual Meeting physically in person. All holders of shares of our Common Stock as of the close of business on the Record Date, including stockholders of record and stockholders who hold our Common Stock through a broker, bank or other nominee (i.e., in “street name”), may listen to and participate in the Annual Meeting by going to www.virtualshareholdermeeting.com/VERI2024.

You will need the 16-digit control number included on your Notice of Internet Availability, proxy card or voting instruction form (if you received a printed copy of the proxy materials) or included in the email to you (if you received the proxy materials by email) to be able to attend the Annual Meeting. Please note that if you hold your shares in street name and the Notice is being forwarded to you by your broker, bank or other nominee, that organization is considered to be the holder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. However, since you are not the holder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other nominee and provide your 16-digit control number.

The Annual Meeting webcast will begin at 10:30 a.m., Mountain Time. Stockholders may access the Annual Meeting beginning at 10:15 a.m., Mountain Time, through www.virtualshareholdermeeting.com/VERI2024.

How may I ask questions of management and the Board at the Annual Meeting?

Stockholders will be able to submit questions by means of the “Ask a Question” field on the virtual meeting platform beginning at 10:15 a.m. on the morning of the Annual Meeting and throughout the duration of the meeting by accessing the meeting through www.virtualshareholdermeeting.com/VERI2024. Following the presentation of all proposals at the Annual Meeting, we will answer stockholder-submitted questions pertinent to meeting matters as time permits. Any questions that are relevant to our business that we are unable to address during the Annual Meeting will be answered on our website at investors.veritone.com following the Annual Meeting. If we receive substantially similar questions, we will group the questions together and provide a single response to avoid repetition. We will not answer any questions that are irrelevant to the purpose of the Annual Meeting or our business or that contain inappropriate or derogatory references which are not in good taste.

What happens if I experience technical difficulties during the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be provided in the meeting access email that will be sent approximately one hour prior to the Annual Meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present. If there is no quorum, the holders of a majority of shares present at the meeting or represented by proxy may adjourn the meeting to another date.

How do I vote my shares?

Voting at the Annual Meeting

All holders of shares of our Common Stock as of the close of business on the Record Date, including stockholders of record and stockholders who hold shares of our Common Stock in street name, may attend and vote their shares at the Annual Meeting. See above under “What must I do if I want to attend the Annual Meeting?”

Even if you plan to be virtually present at the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance to authorize the voting of your shares at the Annual Meeting so that your vote will be counted if you later are unable to attend the Annual Meeting.

Submitting a Proxy or Voting Instructions

•

Submitting a Proxy for Shares Registered Directly in the Name of the Stockholder. If you hold your shares of our Common Stock as a record holder and you are reviewing a printed copy of this Proxy Statement, you may vote by completing, signing, dating and returning the enclosed proxy card in the accompanying prepaid envelope, or by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card. If you hold your shares of Common Stock as a record holder and you are viewing this Proxy Statement on the Internet, you may vote by submitting a proxy over the Internet or by telephone by following the instructions on the Notice of Internet Availability previously mailed to you. If you submit a proxy by Internet or telephone, you need not return a written proxy card by mail.

•

Submitting Voting Instructions for Shares Registered in Street Name. If you hold your shares of our Common Stock in street name, which means your shares are held of record by a broker, bank or nominee, you will receive instructions from your broker, bank or other nominee on how to vote your shares. Your broker, bank or other nominee will allow you to deliver your voting instructions over the Internet and may also permit you to provide your voting instructions by telephone. In addition, if you received a printed copy of this Proxy Statement, you may submit your voting instructions by completing, signing and dating the voting instruction form that was included with this Proxy Statement and returning it in the accompanying prepaid envelope. If you provide voting instructions by Internet or telephone, you need not return a written voting instruction form by mail.

What is the deadline for voting my shares if I do not attend the Annual Meeting?

If you are a stockholder of record, your proxy must be received by telephone or the Internet by 11:59 p.m., Eastern Time, on June 12, 2024 for your shares to be voted at the Annual Meeting. If you are a stockholder of record and received your proxy materials by mail, and you cause your shares to be voted by completing, signing, dating and returning the enclosed proxy card, your proxy card must be received before the Annual Meeting for your shares to be voted at the Annual Meeting.

If you hold your shares in street name, please comply with the deadlines for voting provided by the broker, bank or other nominee that holds your shares.

What vote is required for adoption or approval of each matter to be voted on?

Proposal	Vote Required
Proposal 1: Election of Directors	The nominee receiving a plurality of the votes cast with respect to his or her election will be elected (that is, the two nominees receiving the highest number of votes cast “For” such nominee will be elected).

Proposal 2: Ratification of the Appointment of our Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast on the matter.

Proposal 3: Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers	The affirmative vote of a majority of votes cast on the matter.

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you properly submit a signed proxy card or submit your proxy by telephone or the Internet, but do not specify how you want to vote your shares on a particular proposal, then the named proxy holders will vote your shares in accordance with the recommendations of the Board on all matters presented in this Proxy Statement. See above under the heading “How does the Board recommend that I vote?”

In accordance with applicable stock exchange rules, if you hold your shares through a brokerage account and you fail to provide voting instructions to your broker, your broker may generally vote your uninstructed shares of our Common Stock in its discretion on routine matters at a stockholder meeting. However, a broker cannot vote shares of our Common Stock held in street name on non-routine matters unless the broker receives voting instructions from the stockholder. Generally, if a broker exercises this discretion on routine matters at a stockholder meeting, a stockholder’s shares will be voted on the routine matter in the manner directed by the broker but will constitute a “broker non-vote” on all of the non-routine matters to be presented at the stockholder meeting. Proposal 1 (election of directors) and Proposal 3 (approval, on an advisory basis, of the compensation of the Company’s named executive officers) are considered non-routine matters. Proposal 2 (ratification of the appointment of Grant Thornton as our independent registered public accounting firm) is considered a routine matter.

Consequently, if you hold your shares in street name through a brokerage account and do not submit voting instructions to your broker, your broker may exercise its discretion to vote your shares on Proposal 2 but will not be permitted to vote your shares on Proposals 1 or 3 or on any other business as may properly come before the Annual Meeting. If your broker exercises this discretion on Proposal 2, your shares will be counted as present for determining the presence of a quorum at the Annual Meeting and will be voted on Proposal 2 in the manner directed by your broker, but your shares will constitute broker non-votes on Proposals 1 and 3 at the Annual Meeting.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares of our Common Stock held in street name does not give voting instructions to his or her broker, bank or other nominee as to how to vote on matters deemed to be “non-routine” under applicable stock exchange rules, the broker, bank or other nominee cannot vote the shares. These un-voted shares are counted as “broker non-votes.” As noted above, Proposals 1 and 3 are considered to be “non-routine,” and we therefore expect broker non-votes to exist in connection with those proposals.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other nominee by the deadline provided in the materials you receive from your broker, bank or other nominee.

What are my choices for casting my vote on each matter to be voted on?

Your choices for casting your vote on each proposal to be voted on at the Annual Meeting are as follows:

Proposal Number	Proposal Description	Voting Options	Effect of Abstentions	Effect of Broker Non-Votes

1	Election of Directors	“For All,” “Withhold All,” or “For All Except” with respect to each of the two director nominees	Not applicable	No effect

2	Ratification of the Appointment of our Independent Registered Public Accounting Firm	“For,” “Against,” or “Abstain”	No effect	Not applicable

3	Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers	“For,” “Against,” or “Abstain”	No effect	No effect

How will voting on any other business be conducted?

Although the Board does not know of any business to be considered at the Annual Meeting other than the items described in this Proxy Statement, if any other business properly comes before the Annual Meeting, a stockholder’s properly submitted proxy gives authority to the proxy holders to vote on those matters in their discretion.

How can I change or revoke my proxy?

If you are a stockholder of record, you may change or revoke a previously submitted proxy at any time before the final vote at the Annual Meeting by one of the following methods:

•	delivering a later dated proxy card or by submitting another proxy by telephone or the Internet (your latest telephone or Internet voting instructions will be followed);

•	delivering to the Secretary of Veritone at our principal executive offices a written notice of revocation prior to the voting of the proxy at the Annual Meeting; or

•	by attending the Annual Meeting and voting online. Virtual attendance at the Annual Meeting will not, by itself, revoke your proxy.

Written notices of revocation should be addressed to:

Veritone, Inc.

Attn: Secretary

1615 Platte Street

2nd Floor

Denver, Colorado 80202

Any change to your proxy that is provided by telephone or the Internet must be submitted before the deadlines set forth above under “What is the deadline for voting my shares if I do not attend the Annual Meeting?” If your shares are held in street name, you must contact your broker, bank or other nominee to find out how to change or revoke your voting instructions.

Who will bear the cost of this proxy solicitation?

We will bear the cost of solicitation of proxies. This includes the charges and expenses of preparing, assembling, and mailing the Notice of Internet Availability, Proxy Statement, and other soliciting materials and the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners of our issued and outstanding Common Stock. Proxies will be solicited by mail, and may be solicited personally by directors, officers, or our employees, who will not receive any additional compensation for any such services.

Where can I find the voting results of the Annual Meeting?

Our intention is to announce the preliminary voting results at the Annual Meeting and to publish the final results within four business days after the Annual Meeting on a Form 8-K to be filed with the SEC.

What do I do if I receive more than one proxy or set of voting instructions?

If you received more than one Notice of Internet Availability or more than one proxy card or voting instruction form (if you receive your proxy materials by mail), your shares are likely registered in different names or with different addresses or are in more than one account. Please follow the voting instructions shown on each Notice of Internet Availability, proxy card or voting instruction form that you received to ensure that all of your shares are voted.

If I share an address with another stockholder and received only one copy of the proxy materials, how do I obtain an additional copy?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, two or more stockholders of record sharing the same address who did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically will receive only one copy of our proxy materials unless we receive contrary instructions from one or more of such stockholders. Upon oral or written request, we will deliver promptly a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of proxy materials was delivered. If you are a stockholder of record at a shared address to which we delivered a single copy of the proxy materials and you desire to receive a separate copy of the proxy materials for the Annual Meeting or for our future meetings, or if you are a stockholder at a shared address to which we delivered multiple copies of the proxy materials and you desire to receive one copy in the future, please submit your request to the Householding Department of Broadridge Financial Solutions, Inc. at 51 Mercedes Way, Edgewood, New York 11717, or at 1-866-540-7095. If you are a beneficial stockholder holding your shares in street name, please contact your bank, broker or other nominee directly if you have questions, require additional copies of the proxy materials, wish to receive multiple reports by revoking your consent to householding or wish to request single copies of the proxy materials in the future.

PROPOSAL ONE

ELECTION OF DIRECTORS

BOARD OF DIRECTORS

Our Board of Directors is currently fixed at six directors. On April 12, 2024, Jeffrey P. Gehl notified the Board of his intention to resign as a member of the Board effective immediately prior to the commencement of the Annual Meeting. The Board has nominated Mr. Michael Keithley to stand for election as a Class I director as a result of Mr. Gehl’s resignation. Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws (“Bylaws”) provide for a staggered, or classified, Board consisting of three classes of directors, each serving a staggered three-year term and with one class being elected at each year’s annual meeting of stockholders as follows:

•	the Class I directors are Mr. Richard H. Taketa and Mr. Jeffrey P. Gehl, and their terms will expire at the Annual Meeting.

•	the Class II directors are Mr. Knute P. Kurtz and Mr. Michael Zilis, and their terms will expire at the annual meeting of stockholders to be held in 2025.

•	the Class III directors are Mr. Chad Steelberg and Mr. Ryan Steelberg, and their terms will expire at the annual meeting of stockholders to be held in 2026.

Upon the expiration of the term of a class of directors, directors for that class may be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. Each director’s term is subject to the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Subject to any rights applicable to any then outstanding preferred stock, any vacancies on our Board may be filled only by the affirmative vote of a majority of the directors then in office.

The Corporate Governance and Nominating Committee of the Board is responsible for reviewing and recommending to the Board from time to time the criteria for Board membership including independence, character, judgment, diversity, age, expertise and corporate experience, as well as identifying, evaluating and recommending prospective director nominees for election to the Board. The Corporate Governance and Nominating Committee will review and consider any candidates recommended by stockholders in accordance with the bylaws of the Company. In considering candidates for nomination or appointment to the Board, the Board considers such factors as whether the director candidate has relevant expertise upon which to be able to offer advice and guidance to management, has sufficient time to devote to the affairs of the Company, has demonstrated excellence in his or her field, has the ability to exercise sound business judgment and has the commitment to rigorously represent the long-term interests of the Company’s stockholders. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting its assessment, the Board considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company to maintain a balance of knowledge, experiences, background and capability. Although we do not have a formal diversity policy, we believe it is important to have an appropriate mix of diversity for the optimal functionality of the Board. In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence.

All of our directors bring to the Board a wealth of executive leadership experience. Below we identify and describe the key experience, qualifications, and skills our directors bring to the Board that are important in light of our businesses and structure. The directors’ experiences, qualifications, and skills that the Board considers in their nominations are included in their individual biographies.

Director Nominees

Based upon the recommendation of our Corporate Governance and Nominating Committee, our Board has nominated the individuals set forth below to serve as Class I directors until our annual meeting of stockholders in 2027. Mr. Taketa is currently serving on our Board. Mr. Keithley is standing for election to our Board for the first time. Mr. Keithley was initially identified as a potential director nominee by our Chief Executive Officer. Our Corporate Governance and Nominating Committee then assessed the potential candidacy of Mr. Keithley in light of the director criteria included in our Corporate Governance Guidelines. Each member of the Corporate Governance and Nominating Committee, as well as certain other directors, interviewed Mr. Keithley. Following these interviews, the Board approved the nomination of Mr. Keithley to be elected as a Class I director on our Board to serve until our annual meeting of stockholders in 2027. The following sets forth certain information about our director-nominees as of April 16, 2024:

Name	Principal Occupation	Age	Director Since
Michael Keithley	Former Chief Information Officer, United Talent Agency	61	N/A
Richard H. Taketa	President, Taketa Capital Corporation	52	2019

Mr. Keithley served as the Chief Information Officer at United Talent Agency from March 2017 until April 2024. In this capacity he was responsible for all aspects of United Talent Agency’s technology platform and advised clients and companies on emerging digital business models, distribution platforms and other technology-related issues. In addition to managing United Talent Agency’s Information Technology department, Mr. Keithley provided United Talent Agency’s clients with corporate consulting, marketing, venture funding and strategic advisory services to companies ranging from start-ups to Fortune 500 companies. Prior to his role at United Talent Agency, Mr. Keithley was the Chief Information Officer and Chief Technology Officer at Creative Artists Agency from 1991 to 2016, where he made significant contributions to the agency’s technological advancement and digital strategy. Mr. Keithley currently serves on numerous startup and venture capital advisory boards. Michael holds a B.S. in Business Information Systems from Arizona State University. We believe that Mr. Keithley is qualified to serve on our Board based on his blend of strategic vision, technological expertise, and leadership experience will make him an invaluable asset to our Board.

Richard H. Taketa has served as our director since May 2019. Since September 2018, Mr. Taketa has been President of Taketa Capital Corporation, a private equity investment and consulting company. Previously, he served as President and Chief Executive Officer of York Risk Services, Inc. (“York”), a leading provider of technology-enabled, integrated insurance services to the property and casualty insurance industry, from January 2014 to September 2018, and served as Chairman of York’s board of directors from October 2014 to July 2017. Prior to becoming York’s Chief Executive Officer, Mr. Taketa served in a variety of capacities including as the President of Commercial Business, Chief Operating Officer and Chief Strategy Officer. Mr. Taketa joined York in 2006 upon its acquisition of Southern California Risk Management Associates, a regional provider of third-party administration services to insurance companies, where he had served as Chief Executive Officer since 2004. Prior to that, he was a co-founder and managing director of Eventide Capital, a small private equity firm, after working as a corporate securities lawyer with DLA, a global law firm and in various public policy roles with non-governmental organizations in Washington, D.C. Mr. Taketa has served on the board of directors of Palomar Holdings, Inc., a publicly traded provider of property catastrophe insurance, since 2019, and has also served on the boards of directors of several privately held companies and charitable organizations. He was named an Ernst & Young’s Entrepreneur of the Year in 2017 for the State of New Jersey. He has been a recurring guest lecturer at the Stanford Graduate School of Business and is a member of the California Bar Association, inactive status. Mr. Taketa holds a Bachelor of Arts degree from Colgate University and a law degree from Stanford Law School. We believe that Mr. Taketa is qualified to serve on our Board based on his extensive experience in financing, developing and managing high-growth, technology-enabled companies, as well as his experience in the insurance and healthcare industries, corporate law and governance, mergers and acquisitions, public policy, and operating in regulated markets.

Unless otherwise instructed, each proxy received by us will be voted in favor of the election of the nominees named above as directors. The nominees have consented to being named in this Proxy Statement and to serve as directors if elected. If any nominee should become unable or unwilling to serve, it is the intention of the persons designated as proxies to vote instead, in their discretion, for any such other person as may be designated as a nominee by our Board.

Continuing Directors

The individuals set forth below will continue to serve as directors on our Board. The following sets forth certain information about each director as of April 16, 2024:

Name	Principal Occupation	Age	Class	Term Expires	Director Since
Knute P. Kurtz	Independent Investor	68	II	2025	2017
Michael Zilis	Chief Financial Officer, Ingram Micro, Inc.	54	II	2025	2023
Chad Steelberg	Technology Executive	52	III	2026	2014
Ryan Steelberg	President and Chief Executive Officer and Chairman of the Board, Veritone, Inc.	50	III	2026	2014

Knute P. Kurtz has served as our director since June 2017. Until his retirement in June 2016, Mr. Kurtz was the Managing Partner of the Orange County office of PricewaterhouseCoopers LLP (“PwC”). During his ten years in that role, Mr. Kurtz was responsible for leading all important market facing activities on behalf of PwC and overseeing the delivery of assurance, financial/tax and advisory services to public and private clients in the market. He was a member of PwC’s senior leadership for the Southern California, Phoenix and Las Vegas cluster of offices and also served as the Market Leader for PwC’s Private Company Services practice in that region. Prior to his role in the Southern California market, Mr. Kurtz served in various other leadership positions with PwC over a career that spanned 38 years and six offices throughout the United States. His professional experience includes serving as the lead advisor and audit partner to public and private clients in a number of different industry sectors and companies as diverse as Fortune 500 companies to high tech start-up entities. In addition to financial/audit services, he has extensive experience in capital market transactions including initial public offerings, mergers and acquisitions and debt offerings. His client work has also included advising audit committees and senior management on matters pertaining to corporate governance, risk assessments, internal controls and strategic initiatives. Mr. Kurtz holds a Bachelor of Science from Nicholls State University. We believe that Mr. Kurtz is qualified to serve on our Board based on his extensive experience and knowledge in accounting and auditing matters involving publicly traded technology companies, which provide our Board with valuable insight in their oversight of our company in these areas.

Michael Zilis has served as our director since December 2023. Mr. Zilis has served as Chief Financial Officer of Ingram Micro Inc. (“Ingram Micro”) since January 2020. He joined Ingram Micro in 2006 as Senior Vice President and Corporate Controller, heading the company’s financial planning and analysis, external and internal financial reporting, long-term strategic planning, financial due diligence and merger and acquisition work. In addition, between 2012 and 2020, Mr. Zilis held a variety of roles at Ingram Micro, including EVP and President of Asia Pacific, most recently from 2017 to 2020, and prior to that, Emerging Markets and Latin American regional operations. Prior to Ingram Micro, Mr. Zilis was Vice President and Corporate Controller for Avnet, Inc., where he was instrumental in leading the company’s cost-saving initiatives and efforts to streamline and add efficiency to ongoing processes. Mr. Zilis began his career with 10 years in the commercial audit practice of Arthur Andersen LLP. He is a licensed Certified Public Accountant (inactive) and received his Bachelor of Science degree in Finance and Accounting from Boston College. We believe that Mr. Zilis is qualified to serve on our Board based on his financial expertise and service as the chief financial officer of a large multinational technology company.

Chad Steelberg is a co-founder of our company and served as Chairman of our Board from our inception in June 2014 until January 2024. He also served as our Chief Executive Officer from our inception in June 2014 through December 2022. From January 2007 to December 2012, he served as a board member of Brand Affinity Technologies, Inc., a technology and marketing services company. Prior to that, Mr. Steelberg served as the general manager of the Audio Division of Google Inc. from February 2006 to February 2007. From February 2002 to February 2007, he was the co-founder and Chief Executive Officer of dMarc Broadcasting, an advertising company that was acquired by Google Inc. in 2006. Prior to that, Mr. Steelberg was the co-founder and Chief Executive Officer of Adforce, a publicly traded centralized independent ad-serving company that was acquired by CMGi in 1999. We believe that Mr. Steelberg is qualified to serve on our Board based on his long and successful track record in identifying new market opportunities and creating disruptive technology-based companies. In addition, given his many years of services as our Chief Executive Officer, Mr. Steelberg’s intimate knowledge of the day-to-day management and operations of our company provides our Board with more in-depth understanding of our company.

Ryan Steelberg is a co-founder of our company and has served as our Chief Executive Officer since January 2023. Mr. Steelberg has also served as a director since our inception in June 2014, and he was appointed as Chairman of our Board in January 2024. From March 2017 to December 2022, Mr. Steelberg served as our President. From October 2007 to June 2014, he served as the President and Chief Executive Officer of Brand Affinity Technologies, Inc. and as a member of the Board of Directors. Prior to that, Mr. Steelberg served as the Head of the Radio Division of Google Inc. from February 2006 to February 2007. From September 2002 to February 2007, he was the co-founder and President of dMarc Broadcasting, an advertising company that was acquired by Google Inc. in 2006. Mr. Steelberg holds a Bachelor of Science degree in Biology from the University of California, Los Angeles. We believe that Mr. Steelberg is qualified to serve on our Board because of his extensive experience in the business development, marketing and management of enterprises in the media and digital technology industries. In addition, Mr. Steelberg’s intimate knowledge of our operations, products and technology solutions provides our Board with an in-depth understanding of our company.

Board Diversity

The Board Diversity Matrix below, provides diversity statistics for our Board as of April 16, 2024. Our Board Diversity Matrix for the prior year, measured as of April 11, 2023, is available in our 2023 proxy statement filed with the SEC on April 27, 2023. As discussed above, we consider numerous factors in assessing potential new Board members, including diversity, age, skills, domain expertise and such other factors as we deem appropriate given the needs of the Board and the Company at the time. Although we do not have a formal diversity policy, we believe it is important to have an appropriate mix of diversity for the optimal functionality of the Board. Of our current five Board members, one member identifies as part of an under-represented community. Although we have not had any women on our Board since December 2022, we are committed to returning to a gender diverse mix on our Board.

Board Diversity Matrix
	As of April 16, 2024
Total Number of Directors	6

	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	—	6	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Vote Required for Election of Directors

Directors are elected if they received a plurality of the votes cast on the election of directors at the Annual Meeting. Accordingly, the two nominees receiving the largest number of votes cast will be elected. Broker non-votes and abstentions will have no effect on the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE TWO DIRECTOR NOMINEES.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Board has developed corporate governance practices to help it fulfill its responsibility to stockholders to oversee the work of management in the conduct of the Company’s business and to seek to serve the long-term interests of stockholders. The Company’s corporate governance practices are memorialized in our Corporate Governance Guidelines which direct our Board’s actions with respect to, among other things, our Board composition and director qualifications, composition of the Board’s standing committees, stockholder communications with the Board, succession planning and the Board’s annual performance evaluation.

A current copy of our Corporate Governance Guidelines is available on our website at investors.veritone.com.

Annual Board Evaluations

Pursuant to our Corporate Governance Guidelines and the charter of the Corporate Governance and Nominating Committee, the Corporate Governance and Nominating Committee oversees an annual evaluation of the performance of the Board and each of its committees to assess the overall effectiveness of the Board and its committees. The evaluation process is designed to facilitate ongoing, systematic examination of the Board’s effectiveness and accountability, and to identify opportunities for improving its operations and procedures. The effectiveness of individual directors is considered each year when the directors stand for re-nomination.

Director Independence

Our Board affirmatively determined that a majority of the members of our Board qualify as “independent,” as required under applicable NASDAQ rules. Our Board affirmatively determined that each of Messrs. Gehl, Kurtz, Taketa and Zilis qualify as an “independent director” under the applicable rules of NASDAQ and the SEC. In addition, our Board affirmatively determined that Mr. Keithley would qualify as an “independent director” under the applicable rules of NASDAQ and the SEC should he be elected as a Class I director at the Annual Meeting. In making these determinations, the Board found that none of these directors nor Mr. Keithley had a material or other disqualifying relationship with the Company.

In making its independence determinations, our Board considered the relationships that each of these non-employee directors and director nominees has with the Company, and all other facts and circumstances our Board deemed relevant in determining their independence. As required under applicable NASDAQ rules, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.

All members of our Audit, Compensation, and Corporate Governance and Nominating Committees are independent directors. In addition, each of the members of the Audit Committee and Compensation Committee meet the additional independence criteria required for membership on those committees under applicable NASDAQ listing standards. Our Board also has determined that each member of the Audit Committee qualifies as an “audit committee financial expert” under SEC rules.

Board Leadership and Structure

Our Corporate Governance Guidelines provide that the Board will exercise its discretion in combining or separating the offices of the Chairman of the Board and the Chief Executive Officer, based on the Board’s judgment of the best interests of the Company and its stockholders from time to time. Mr. Ryan Steelberg currently serves as our Chief Executive Officer and Chairman of the Board. Our Board believes that it is in the best interests of the Company and our stockholders for Mr. Steelberg to serve as both Chief Executive Officer and Chairman of the Board, given his knowledge of and experience with the Company, his familiarity with our industry and his strategic vision. We do not currently have a lead independent director.

Board Role in Risk Oversight

The Board believes that effective risk management involves our entire corporate governance framework. Both management and the Board have key responsibilities in managing risk throughout the Company. Management continually monitors the material risks we face, including financial risk, strategic risk, cybersecurity risk, enterprise and operational risk and legal and compliance risk. The Board, both as a whole and at the committee level, has an active role in, and is responsible for, exercising oversight of management’s identification and management of, and planning for, those risks as shown below. In fulfilling this oversight role, our Board focuses on understanding the nature of our enterprise risks, including our operations and strategic direction, as well as the adequacy of our risk management process and overall risk management system. Our Board performs these functions in a number of ways, including the following:

•

at its regularly scheduled meetings, the Board receives management updates on our business operations, financial results, committee activities, and strategy and discusses risks related to the business;

•

the Audit Committee assists the Board in its oversight of risk management by discussing with management our policies regarding financial risk management, including major risk exposures, and the steps management has taken to monitor and mitigate such exposures;

•	the Compensation Committee assists the Board by evaluating potential risks related to our compensation programs; and

•

through management updates and committee reports, the Board monitors our risk management activities, including the enterprise risk management process and cybersecurity risks, risks relating to our compensation programs, risks related to environmental, social and governance practices, and financial, legal and operational risks.

Board Responsibilities

•  Overall oversight concerning the assessment and management of risk related to our business

•  Decision-making for fundamental financial and business strategies and major corporate activities, including material acquisitions and financings

•  Oversight of management and Board committees

•  Oversight of information technology and cybersecurity risk policies

•  Receives regular reports from Board committees on specific risk oversight responsibilities

•  Receives regular reports from management regarding business operations and strategic planning, financing planning, cybersecurity risks, as well as the processes the Company has implemented to address them, and budgeting and regulatory matters

Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee

•  Oversight of accounting and financial reporting processes and audits of financial statements

•  Oversight of financial risk management policies and controls

•  Oversight of quality and integrity of the accounting, auditing, internal control and financial reporting practices

•  Responsible for the appointment, compensation, retention and oversight of independent registered public accounting firm

•  Oversight of the internal audit function

• Oversight of compensation plans, policies and programs and overall philosophy including confirming that incentive pay arrangements do not encourage unnecessary risk taking

•  Identifies, evaluates and provides recommendations regarding Board and Committee composition

•  Oversight of evaluation of the Board and Committees

•  Advises Board on corporate governance matters and Board performance matters

Management Responsibilities

•  Identify material risks faced by the Company

•  Implement appropriate risk management strategies

•  Integrate risk management into our decision-making process

•  Ensure that information with respect to material risks is transmitted to the Board or the appropriate Board committee

Risk Areas

• Strategic • Reputational • Financial • Operational • Legal, regulatory and compliance	• Financial reporting and internal control • Information systems, data privacy and cybersecurity • Human capital management • ESG/sustainability

Environmental, Social & Governance

As a leading AI technology and solutions provider, our mission is to be an active contributor to making the world better through the use of AI. As such, we understand the importance of considering the environmental, social and governance (“ESG”) aspects of our business and operations.

We strive to advance social inclusion in the way we do business and seek ways to include our ESG strategy as part of our corporate mission and priorities. In addition, we aim to ensure that material ESG factors are integrated into our strategy, operations and risk frameworks. The following are a summary of some of the existing ESG priorities that we continue to advance.

Environmental Highlights

As part of our commitment to being good stewards of the environment, we continue to work toward understanding, quantifying and reducing our impact on climate change. We understand that climate change poses risks and presents opportunities for our business to address such impacts in several ways. With the growing awareness that all companies need to manage their environmental impact, we have:

•

Continued to be a “remote first” organization, allowing our employees to work primarily from home, which significantly reduces our carbon footprint by cutting down on our employees’ commuting requirements.

•

With respect to office locations which we do maintain in Irvine, CA; Denver, CO; London, England; Paris, France; Sydney, Australia; Uttar Pradesh, India; and Herzliya, Israel, endeavored, where possible, to select sites with the highest possible energy efficiency ratings.

•

Established our production environments, pursuant to which we provide and service all of our customer products and solutions, at AWS (Amazon) and Azure (Microsoft), each of whom provide robust environmental protections for these production environments at scale.

•	Implemented policies to reduce non-essential travel for our employees.

•	Promoted responsible recycling of e-waste and paper and use of resources, including water and electricity.

We continue to assess on a regular basis future energy and other environmental goals.

Human Capital/Social Highlights

We were founded in part to make the world better through AI and advancing inclusion is core to our business. This includes advocating for inclusive policies and programs in the markets in which we operate at both government and community levels.

We also appreciate the importance of retention, growth and development of our employees. We seek to provide equitable, competitive compensation and benefits packages, opportunities for advancement and extensive training programs and learning opportunities for our employees. We strive to ensure gender pay equity among employees performing equal or substantially similar work. We are focused on understanding our diversity and inclusion strengths and opportunities and are committed to operating with the highest standards for social responsibility. As such, we strive to cultivate an environment where all our employees can succeed, which includes the following:

•

We provide a comprehensive benefits package benchmarked in the 25th-50th percentile of coverage for similarly sized companies as of December 31, 2023. Our benefits package includes various employee assistance programs that provide wellness benefits as well.

•

We offer competitive compensation to our employees. All of our U.S. employees and, to the extent practicable, non-U.S. employees, are eligible to participate in our long-term stock-based incentive plan.

•	We are building a diverse organization that respects different backgrounds and experiences. As of December 31, 2023, more than 25% of our employees were multicultural and 40% were female.

•	We have a Code of Business Conduct and Ethics in place which outlines expectations for our employees.

•	We support and pay for training and education programs that provide continual improvement for our employees.

•	We require our employees to participate in our training programs, including programs on anti-harassment, cybersecurity and promoting equity in the workplace.

Corporate Governance Highlights

We maintain governance practices that we believe establish meaningful accountability for our Company and our Board, including:

•	All of our directors are independent, except Chad Steelberg, one of our co-founders, and Ryan Steelberg, our President, Chief Executive Officer and Chairman of our Board.

•	All of our standing Board committees are comprised entirely of independent directors.

•	We are committed to Board diversity with one director who is from an underrepresented community.

•	We conduct annual Board and committee evaluations.

•	All of our Audit Committee members are financial experts.

•

Our Board and committees remain focused on their critical risk oversight role, in particular, by monitoring threats and taking preventative actions to ensure business continuity, protection of intellectual property and the safeguarding of business and customer data.

•	Our Board actively oversees the Company’s governance practices.

•	We maintain stock ownership guidelines for our directors and executive officers.

•	We prohibit short sales and transactions in derivatives of our stock and prohibit hedging of our stock by our directors, executive officers and other employees without pre-clearance.

•

We prohibit the pledging of Company stock by directors, executive officers and other employees, unless the person wishes to pledge our securities as collateral for a loan (not including margin debt) and can clearly demonstrate the financial capacity to repay the loan without resort to the pledged securities.

Meetings and Attendance

During fiscal year 2023, our Board held 11 meetings, the Audit Committee held 10 meetings, the Compensation Committee held 4 meetings and the Corporate Governance and Nominating Committee held 3 meetings. Each of our directors attended at least 75% of the aggregate meetings of the Board and the committees of the Board on which he served during fiscal year 2023. In addition, the independent directors meet regularly in executive session without the presence of management.

It is the Board’s policy to encourage directors to attend the annual meeting of stockholders. Our Board expects each director to attend the Annual Meeting. All of our then-serving directors attended last year’s annual meeting of stockholders.

Executive Sessions

In fiscal 2023, our independent directors met privately, without any members of management present, 4 times during the year. Our independent directors have robust and candid discussions at these executive sessions during which they can critically evaluate the performance of our Company, Chief Executive Officer and management. These private sessions are generally held in conjunction with the regular quarterly Board meetings. Other private meetings are held as often as deemed necessary by the independent directors.

In addition, executive sessions of the Audit Committee are typically scheduled following regular meetings of the Audit Committee (with our independent auditors, with the head of our internal audit department, with outside counsel and with executive management, if deemed necessary). Executive sessions of the Compensation Committee and the Corporate Governance and Nominating Committee are held when deemed necessary by the members of such committees.

Committees of Our Board

Our Board has a standing Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee. Each committee operates under a written charter adopted and reviewed annually by our Board, which satisfy the applicable standards of the SEC and NASDAQ. Copies of the charters of all standing committees are available on our website at investors.veritone.com under “Governance.” Our Board may establish other committees from time to time as deemed appropriate by our Board based on the needs of our Board and the Company.

The composition of each of our three standing committees as of the date of this proxy statement is set forth below. Our Board intends to revise its committee memberships immediately after the Annual Meeting to reflect Mr. Gehl’s resignation and, if applicable, the election of Mr. Keithley and re-election of Mr. Taketa. The Board has not yet determined the composition of each committee that will be in place after the Annual Meeting. Messrs. Ryan Steelberg, our President, Chief Executive Officer and Chairman of our Board, and Chad Steelberg, our former Chief Executive Officer and former Chairman of our Board, do not serve on any committees of the Board.

Name	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Knute P. Kurtz	Chairperson		X
Jeffrey P. Gehl		X	Chairperson
Richard H. Taketa	X	Chairperson
Michael Zilis	X	X

Audit Committee

Our Audit Committee consists of Messrs. Kurtz, Taketa and Zilis, and Mr. Kurtz serves as the Chairman. Mr. Zilis was appointed to the Audit Committee when he joined our Board in December 2023. Our Board has affirmatively determined that each of Messrs. Kurtz, Taketa and Zilis meets the definition of an “independent director” for purposes of serving on an audit committee under Rule 10A-3 of the Exchange Act and NASDAQ rules. In addition, our Board has determined that each of Messrs. Kurtz, Taketa and Zilis qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Our Audit Committee has the responsibility to, among other things:

•	review and evaluate our annual and quarterly financial statements and reports, and discuss these statements and reports with our independent registered public accounting firm and management;

•	assess the independence and qualifications of, appoint and, where appropriate, replace our independent registered public accounting firm;

•	evaluate the performance of our independent registered public accounting firm;

•

review the proposed scope and results of the audit, and serve as the primary point of contact with our independent registered public accounting firm through the audit process with respect to key audit matters;

•	review and pre-approve audit and non-audit fees and services;

•

review accounting and financial controls with our independent registered public accounting firm and our financial and accounting staff, and oversee the process of addressing any issues that arise with respect to the scope, adequacy and effectiveness of these controls;

•	review and approve transactions between us and our directors, officers and affiliates;

•	recognize and prevent prohibited non-audit services;

•	establish procedures for complaints received by us regarding accounting matters;

•	oversee internal audit functions; and

•	review and evaluate our primary risk exposures.

Compensation Committee

Our Compensation Committee consists of Messrs. Gehl, Taketa and Zilis, and Mr. Taketa serves as the Chairman. Mr. Zilis was appointed to the Compensation Committee when he joined our Board in December 2023. Our Board has determined that each member serving on the Compensation Committee is “independent” as that term is defined in the applicable NASDAQ rules.

Our Compensation Committee has the responsibility to, among other things:

•	review and determine the compensation arrangements for our executive officers;

•	establish and review general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

•	administer our equity incentive plans and other incentive compensation plans;

•	evaluate the performance of our Chief Executive Officer and participate in the evaluation of other executive management;

•	evaluate and make recommendations to our Board regarding the compensation of our Board and its committees;

•	evaluate whether the Company’s compensation plans, programs or practices would encourage unnecessary or excessive risk-taking; and

•	review the independence of any compensation advisers engaged by our Compensation Committee.

From time to time, the Compensation Committee has retained a compensation consultant as it deems necessary to provide advice as to market levels of compensation, compensation program design and compensation trends. In 2023, our Compensation Committee engaged the services of Compensia, Inc. (“Compensia”), a compensation consulting firm, to advise the Compensation Committee regarding, among other things, the amount and types of compensation that we provide to our executives and directors, our compensation philosophy and how our compensation practices compare to the compensation practices of other similar and peer companies. Compensia does not provide any services to us other than the services provided to the Compensation Committee. The Compensation Committee believes that Compensia does not have any conflicts of interest in advising the Compensation Committee under applicable SEC rules or NASDAQ listing standards. The Compensation Committee has assessed the independence of Compensia pursuant to SEC rules and NASDAQ listing standards and concluded that no conflict of interest exists that would prevent Compensia from independently representing the Compensation Committee.

Corporate Governance and Nominating Committee

Our Corporate Governance and Nominating Committee consists of Messrs. Gehl and Kurtz, and Mr. Gehl serves as the Chairman. Our Board has determined that each member serving on the Corporate Governance and Nominating Committee is “independent” as that term is defined in the applicable NASDAQ rules.

Our Corporate Governance and Nominating Committee has the responsibility to, among other things:

•	identify, evaluate and make recommendations to our Board regarding prospective director nominees;

•	oversee the evaluation of our Board and its committees;

•	review developments in corporate governance practices;

•	evaluate the adequacy of our corporate governance practices and reporting; and

•	develop, periodically review and make recommendations to our Board regarding corporate governance guidelines and matters.

Identifying and Evaluating Director Candidates

Our Corporate Governance and Nominating Committee evaluates and recommends director candidates for nomination by the full Board. Any stockholder may recommend candidates for evaluation by the Corporate Governance and Nominating Committee by submitting a written recommendation to our Secretary in accordance with the requirements described under the heading “Stockholder Proposals and Director Nominations for our 2025 Annual Meeting” at the end of this Proxy Statement below.

There are no specific minimum qualifications that the Corporate Governance and Nominating Committee requires to be met by a director nominee recommended for a position on our Board, nor are there any specific qualities or skills that are necessary for one or more members of our Board to possess, other than as are necessary to meet the requirements of the laws, rules and regulations applicable to us. Except as required by applicable law, our Board does not have a formal policy regarding racial/ethnic, gender or other diversity characteristics of director candidates, but considers diversity of background and perspective, including with respect to age, gender, race, place of residence and specialized experience, as important factors in evaluating such candidates.

The Corporate Governance and Nominating Committee will evaluate any director candidates recommended by stockholders in the same manner as it would evaluate any other candidates identified by or recommended to it.

Communications with Our Board

Any stockholder may communicate with our Board, any Board committee or any individual director. All communications should be made in writing, addressed to our Board, our Board committee or the individual director, as the case may be, in care of our Secretary, mailed or delivered to our principal executive offices at 1615 Platte Street, 2nd Floor, Denver, Colorado 80202.

Each communication must set forth the name and address of the stockholder on whose behalf the communication is sent and should be addressed to the Board, any such individual director, the independent directors as a group, Board committee or Chairperson of any Board committee by either name or title. Each communication will be reviewed by the Company’s Secretary to determine whether it is appropriate for presentation to the directors. Junk mail, job inquiries, business solicitations, or hostile communications will not be presented. In addition, if requested by stockholders, when appropriate, the Chairman of the Board will also be available for consultation and direct communication with stockholders.

Corporate Responsibility

Code of Ethics

We have adopted a written Code of Business Conduct and Ethics (the “Code of Conduct”) which is applicable to our directors, officers and employees, including our principal executive officer, principal financial and accounting officer, or persons performing similar functions. A copy of the Code of Conduct is available on our website at investors.veritone.com. To the extent required by rules adopted by the SEC and NASDAQ, we intend to promptly disclose on our website or in a Current Report on Form 8-K future amendments to certain provisions of the Code of Conduct, or waivers to such provisions granted to any executive officer or director.

Hedging Policy

Pursuant to our Insider Trading Policy, which applies to all directors, officers and other employees of the Company, certain forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts, are strongly discouraged. Our Insider Trading Policy requires that any hedging or similar arrangement proposed by any director, officer or other employee must be reviewed and approved in advance by our Compliance Officer. Any request for pre-approval of a hedging or similar arrangement must be submitted to the Compliance Officer at least two weeks prior to the proposed execution of documents evidencing the proposed transaction and must set forth a justification for the proposed transaction. All determinations by the Compliance Officer under our Insider Trading Policy are final and not subject to further review.

Procedures for Submitting Complaints Regarding Accounting and Auditing Matters

We are committed to compliance with all applicable securities laws and regulations, accounting standards and accounting controls. The Audit Committee has established written procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by our employees of concerns or complaints regarding such matters. The Audit Committee oversees the handling of such concerns or complaints. Any person may report concerns or complaints regarding accounting, internal accounting controls or auditing matters by sending a communication in writing addressed to the Chairman of the Audit Committee, mailed or delivered to our principal executive offices at 1615 Platte Street, 2nd Floor, Denver, Colorado 80202. Additional information regarding the procedures for non-employees to submit such concerns or complaints is available in the Investors section of our website at investors.veritone.com under the heading “Governance.”

EXECUTIVE OFFICERS OF THE COMPANY

The table below sets forth certain information regarding our executive officers as of April 16, 2024:

Name	Age	Title
Ryan Steelberg(1)	50	President and Chief Executive Officer; Chairman of the Board
Michael L. Zemetra	53	Executive Vice President, Chief Financial Officer and Treasurer

(1)	The biography of Ryan Steelberg is presented under the heading “Board of Directors—Continuing Directors.” Mr. Zemetra’s biography is set forth below.

We did not have any other “executive officers” (as defined in Rule 3b-7 under the Exchange Act) during fiscal year 2023.

Michael L. Zemetra has served as our Executive Vice President, Chief Financial Officer and Treasurer since October 2020. From April 2018 to October 2020, Mr. Zemetra served as Executive Vice President and Chief Financial Officer of LiveXLive Media, LLC, a global digital media company. From April 2017 to March 2018, Mr. Zemetra served as Vice President of Finance and Divisional Chief Financial Officer of the Cloud Services Division of J2 Global, Inc., a provider of cloud-based software and digital media services. From June 2013 to August 2016, Mr. Zemetra served as Chief Financial Officer and Chief Accounting Officer of Global Eagle Entertainment, an in-flight entertainment services company. From May 2008 to June 2013, Mr. Zemetra served as Senior Vice President and Chief Accounting Officer of Demand Media, Inc. (now Leaf Group), a digital content and media company. Prior to that, from May 2000 to February 2008, Mr. Zemetra held senior financial positions with a number of publicly traded SaaS, technology and digital media companies. Mr. Zemetra began his career in the Technology and Entertainment groups of PricewaterhouseCoopers LLP. Mr. Zemetra holds a Masters Degree in Accounting from the University of Southern California and a Bachelor of Arts in Business-Economics from the University of California, Riverside, and earned his CPA from the State of California.

Family Relationships

There are no family relationships between any director, executive officer or person nominated or chosen to become a director or executive officer, except that Chad Steelberg and Ryan Steelberg are brothers.

Legal Proceedings

On December 15, 2014, Brand Affinity Technologies, Inc. filed a petition for relief under the Bankruptcy Code commencing the matter of In re Brand Affinity Technologies, Inc., United States Bankruptcy Court for the Central District of California, Santa Ana Division, Case No. 8:14-bk-17244 SC. Chad Steelberg and Ryan Steelberg previously served as officers, directors and beneficial owners of Brand Affinity Technologies, Inc. The Bankruptcy Court entered an order closing this bankruptcy case on December 5, 2016.

EXECUTIVE COMPENSATION

The following is a summary of the compensation policies, plans and arrangements for all individuals who served at any time as an executive officer of the Company during 2023. This summary should be read in conjunction with the Summary Compensation Table and related disclosures set forth below. We are eligible to, and have chosen to, comply with the executive compensation disclosure rules applicable to a “smaller reporting company,” as defined in applicable SEC rules.

Overview

Our executive compensation plans and arrangements are overseen and administered by our Compensation Committee, which is comprised entirely of independent directors as determined in accordance with applicable NASDAQ rules. Our Compensation Committee has established compensation plans and arrangements that are intended to fulfill three primary objectives: first, to attract and retain the high caliber executives required for the success of our business; second, to reward these executives for strong financial and operating performance; and third, to align their interests with those of our stockholders to incentivize them to create long-term stockholder value. The key components of executive compensation are base salaries, cash incentives and equity awards.

Our Compensation Committee reviews and evaluates executive compensation on an annual basis.

Mr. Chad Steelberg resigned as our Chief Executive Officer effective as of December 31, 2022. Mr. Ryan Steelberg was appointed by our Board as President and Chief Executive Officer, effective as of January 1, 2023. In connection with this CEO transition, the Compensation Committee, with assistance from its compensation consultant, Compensia, reviewed the base salaries, cash incentives and equity compensation of Ryan Steelberg and Michael Zemetra, as well as the Company’s compensation philosophy and pay for performance metrics. Based upon that review, the Compensation Committee determined that it was appropriate to establish new compensation arrangements for Messrs. Ryan Steelberg and Zemetra, which were set forth in new employment agreements entered into with these officers in January 2023, as discussed under the heading “2023 Employment Agreements” below.

Mr. Chad Steelberg resigned as our Chairman, effective as of January 22, 2024. Mr. Ryan Steelberg was appointed by our Board as Chairman of the Board, effective as of January 22, 2024.

2023 Employment Agreements

As noted above, in January 2023, as part of our CEO transition, we entered into new employment agreements with Ryan Steelberg and Michael Zemetra, which superseded and replaced the employment agreements previously entered into with such officers in 2020. These new employment agreements are intended to ensure that our executive compensation program is designed to pay for performance. Our Compensation Committee believes it is important to structure a significant portion of our named executive officers’ compensation so that it is aligned with the Company’s corporate strategies and business objectives, and it incentivizes our named executive officers to create long-term value for our stockholders without encouraging unnecessary or excessive risk taking. In line with this compensation philosophy, generally, a substantial majority of each named executive officer’s annual compensation opportunity is not fixed but consists of performance-based compensation (annual bonus opportunity and equity awards with performance-based vesting requirements) and/or compensation tied to long-term vesting requirements with a value dependent on our stock price (all equity awards).

Ryan Steelberg. Pursuant to Mr. Steelberg’s 2023 employment agreement, his annual base salary was set initially at $525,000 and was voluntarily reduced by him to $1 in May 2023, and such reduction remains in effect. He is also eligible to receive discretionary annual incentives under our cash incentive program, with a target of not less than one hundred percent (100%) of his annual base salary, up to a maximum amount determined in accordance with the terms of our annual bonus plan, or such amount in excess of target as may be determined by our Compensation Committee, based on the achievement of performance goals determined by our Compensation Committee.

Pursuant to his 2023 employment agreement, Mr. Steelberg was granted a time-based restricted stock unit (“RSU”) award representing the right to receive 158,025 shares of our common stock and a performance-based RSU award representing the right to receive 148,176 shares of our common stock. The number of shares for each award was determined by dividing $1,000,000 by the 90-day average closing price of our common stock prior to the date of grant. The time-based RSU award will vest in equal installments on the first three anniversaries of the effective date of Mr. Steelberg’s employment agreement, subject to his continuous service through the relevant vesting date. The performance-based RSU award did not vest because the Compensation Committee determined in April 2024 that the performance criteria for such performance-based RSUs had not been met.

Mr. Steelberg is also entitled to receive: (i) purchase of a separate healthcare policy covering him and his family; (iii) reimbursement of legal fees reasonably incurred in the negotiation of his employment agreement, up to a maximum of $15,000; and (iii) other benefits generally made available to employees under our employee benefit plans. Mr. Steelberg also received a one-time cash bonus in the amount of $400,000 in connection with his promotion to Chief Executive Officer in January 2023.

Our employment agreement with Mr. Steelberg is an at-will agreement and may be terminated at any time and for any reason or without reason. However, if Mr. Steelberg terminates his employment as a Good Leaver (as defined in his employment agreement), then he will be entitled to receive cash severance payments and acceleration of the vesting of certain of his equity awards, as discussed under the heading “Payments Upon Termination of Employment or Change in Control” below.

Michael Zemetra. Pursuant to Mr. Zemetra’s 2023 employment agreement, his annual base salary was set initially at $400,000. He is also eligible to receive discretionary annual incentives under our cash incentive program, with a target of not less than sixty percent (60%) of his annual base salary, up to a maximum amount determined in accordance with the terms of our annual bonus plan, or such amount in excess of target as may be determined by our Compensation Committee, based on the achievement of performance goals determined by our Compensation Committee.

Pursuant to his 2023 employment agreement, Mr. Zemetra was granted a time-based RSU award representing the right to receive 71,111 shares of our common stock, a second time-based RSU award representing the right to receive 28,396 shares of our common stock; and a performance-based RSU award representing the right to receive 22,226 shares of our common stock. The number of shares for each award was determined by dividing the dollar value of the award ($450,000 for the first time-based RSU and $150,000 for each of the second time-based RSU and the performance-based RSU) by the 90-day average closing price of our common stock prior to the date of grant. The time-based RSU awards will vest in equal installments on the first three anniversaries of the effective date of Mr. Zemetra’s employment agreement, subject to his continuous service through the relevant vesting date. The performance-based RSU award did not vest because the Compensation Committee determined in April 2024 that the performance criteria for such performance-based RSUs had not been met.

Mr. Zemetra is also entitled to receive: (i) payment by us of 100% of the costs of healthcare benefits for Mr. Zemetra and his family; (ii) reimbursement of legal fees reasonably incurred in the negotiation of his employment agreement, up to a maximum of $5,000; and (iii) other benefits generally made available to employees under our employee benefit plans.

Our employment agreement with Mr. Zemetra is an at-will agreement and may be terminated at any time and for any reason or without reason. However, if Mr. Zemetra terminates his employment as a Good Leaver (as defined in his employment agreement), then he will be entitled to receive cash severance payments and acceleration of the vesting of certain of his equity awards, as discussed under the heading “Payments Upon Termination of Employment or Change in Control” below.

Compensation Components

Base Salaries

The base salaries of our executive officers are reviewed annually.

In January 2023, in connection with our CEO transition, the Compensation Committee reviewed the compensation program for our executive officers. Upon the execution of new employment agreements with Messrs. Ryan Steelberg and Michael Zemetra, the 2023 annual base salary for Mr. Steelberg was set at $525,000 and the annual base salary for Mr. Zemetra was set at $400,000.

Cash Incentives

The Compensation Committee has established a cash incentive program for our executive officers to link a significant portion of each executive’s total compensation to the achievement of pre-established quarterly and/or annual financial performance goals. For 2023, the Compensation Committee established target and maximum levels for each financial measure, with the target level corresponding to the level for such measure reflected in our annual operating plan and the maximum level reflecting significant overachievement of the target level. Payouts are prorated on a straight-line basis in the event of achievement between the target and maximum levels for the applicable financial measure.

2023 Annual Bonus. For 2023, the target and maximum incentive amounts for Ryan Steelberg were set at 100% and 200%, respectively, of his annual base salary and the target and maximum incentive amounts for Mr. Zemetra were set at 60% and 120%, respectively, of his annual base salary, in each case pursuant to the terms of the applicable officer’s employment agreement.

For the annual performance goals for 2023, the Compensation Committee selected two financial measures, which were equally weighted, and established target levels for such measures equal to the levels for such measures set forth in the annual operating plan approved by our Board for 2023, as follows: (i) reported GAAP revenue of $150.0 million and (ii) non-GAAP net loss prior to any bonus accrual of $2.2 million. The maximum achievement levels for these measures were set at up to a 200% target payout at (i) reported GAAP revenue of $165.2 million and (ii) pre-bonus non-GAAP net income of $2.8 million.

For the year ended December 31, 2023, our reported GAAP revenue was $126.7 million (0% payout) and our non-GAAP net loss prior to any bonus accrual for 2023 was $37.3 million (0% payout). As a result, we paid no incentive bonuses under our cash incentive program to our executive officers for 2023.

An explanation of non-GAAP net loss and a reconciliation of this non-GAAP measure to our net loss calculated in accordance with GAAP for 2023 is included under the heading “Non-GAAP Financial Measures and Key Performance Indicators” in Part II, Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Equity Incentives

We provide long-term incentive compensation to our executive officers through equity-based awards under our equity incentive plans, such as stock options and RSUs, with time-based and/or performance-based vesting conditions.

2023 Equity Awards

On January 19, 2023, the Compensation Committee granted to Ryan Steelberg under the 2017 Stock Incentive Plan (the “2017 Plan”) an award of RSUs representing the right to receive 158,025 shares of our common stock upon vesting. Mr. Steelberg’s award had a grant date fair value of $1,008,199 based on the closing stock price of our common stock on the grant date. This award vests in three equal installments on each of the first three anniversaries of the effective date of Mr. Steelberg’s employment agreement with us, subject to Mr. Steelberg’s continued service to us through each applicable vesting date. On March 16, 2023, the Compensation Committee granted to Mr. Steelberg under the 2017 Plan an award of performance-based RSUs representing the right to receive 148,176 shares of our common stock upon vesting. These performance-based RSUs became eligible to vest upon the achievement of certain revenue and non-GAAP net income targets in 2023 (the “2023 Milestones”). Mr. Steelberg’s award had a grant date fair value of $863,866 based on the probable outcome of the applicable performance conditions. In April 2024 the Compensation Committee determined that the 2023 Milestones had not been achieved; as a result, these performance-based RSUs were not eligible to vest and were forfeited by Mr. Steelberg.

On January 19, 2023, the Compensation Committee granted to Michael Zemetra under the 2017 Plan an award of RSUs representing the right to receive 71,111 shares of our common stock upon vesting. Mr. Zemetra’s award had a grant date fair value of $453,688 based on the closing stock price of our common stock on the grant date. The award vests in three equal installments on each of the first three anniversaries of the effective date of Mr. Zemetra’s employment agreement with us, subject to Mr. Zemetra’s continued service to us through each applicable vesting date. On March 16, 2023, the Compensation Committee granted to Michael Zemetra under the 2017 Plan an award of performance-based RSUs representing the right to receive 22,226 shares of our common stock upon vesting. These performance-based RSUs became eligible to vest upon the achievement of the 2023 Milestones. Mr. Zemetra’s award had a grant date fair value of $129,578 based on the probable outcome of the applicable performance conditions. In April 2024, the Compensation Committee determined that the 2023 Milestones had not been achieved; as a result, these performance-based RSUs were not eligible to vest and were forfeited by Mr. Zemetra.

On June 12, 2023, pursuant to Mr. Zemetra’s employment agreement, following the adoption of our 2023 Equity Incentive Plan (the “2023 Plan”) by our Board and stockholders, the Compensation Committee granted to Michael Zemetra under the 2023 Plan an award of RSUs representing the right to receive 28,396 shares of our common stock upon vesting. Mr. Zemetra’s award had a grant date fair value of $112,732 based on the closing stock price of our common stock on the grant date. This award vests in three equal installments on each of the first three anniversaries of the effective date of Mr. Zemetra’s employment agreement with us, subject to Mr. Zemetra’s continued service to us through each applicable vesting date.

Inducement Grant Plan

Our Inducement Grant Plan (the “Inducement Grant Plan”) was adopted by our Board in October 2020. Under the Inducement Grant Plan, nonstatutory stock options, stock appreciation rights, stock awards, RSUs and dividend equivalent rights may be granted as an inducement material for eligible persons to enter into employment with the company in accordance with NASDAQ Marketplace Rule 5635(c)(4) and the related guidance under NASDAQ IM 5635-1, and any amendments or supplements thereto. All stock options granted under the Inducement Grant Plan have exercise prices equal to or greater than the fair market value of our common stock on the grant date, and expire 10 years after the grant date, subject to earlier expiration in the event of termination of the awardee’s continuous service with the company. All equity awards granted under the Inducement Grant Plan vest in accordance with the vesting schedules established by the Compensation Committee at the time of award, subject to the awardee’s continued service with our Company. The vesting of equity awards granted to our executive officers under the Inducement Grant Plan is subject to acceleration under certain circumstances as discussed under the heading “Payments Upon Termination of Employment or Change in Control” below.

In March 2023, our Board amended and restated the Inducement Grant Plan to increase by 425,000 the number of shares of our common stock reserved for issuance pursuant to equity awards granted under the Inducement Grant Plan to 1,175,000 shares. As of April 16, 2024, there are 492,304 shares of Common Stock currently available for issuance under the Inducement Grant Plan. In accordance with NASDAQ Listing Rule 5635(c)(4), we did not seek stockholder approval of the amended and restated Inducement Grant Plan. Other than the increase in the Inducement Grant Plan share reserve, there were no other changes to any terms and conditions of the previously existing Inducement Grant Plan.

Generally Available Benefit Programs

Section 401(k) Plan

We make available a tax-qualified retirement plan that provides eligible employees, including our executives, with an opportunity to save for retirement on a tax advantaged basis. Participants are able to defer up to 80% of their eligible compensation, subject to applicable annual limits under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. We currently match contributions under the 401(k) plan up to a maximum of $3,000 per participating employee.

Employee Stock Purchase Plan

We maintain an employee stock purchase plan (the “ESPP”), which is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code, to promote stock ownership by employees. Under the ESPP, eligible employees may acquire shares of our common stock at a discount to their fair market value.

Health Benefit Programs

Our executive officers are eligible to participate in our health benefit programs, including medical, dental, vision, long-term disability, life and accidental death and dismemberment insurance, flexible spending accounts and certain other benefits. We pay 100% of the premiums for the medical, dental, vision, long-term disability and life insurance elected by Mr. Zemetra under these company-provided benefits (excluding the premiums for voluntary supplemental disability insurance). Ryan Steelberg currently participates in our basic life and accidental death and dismemberment insurance, short-term disability and long-term disability benefit programs; in addition, we pay for 100% of the costs for a separate healthcare plan for Mr. Steelberg.

PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL

2023 Employment Agreements

Ryan Steelberg

Under the terms of Mr. Steelberg’s employment agreement with us, if Mr. Steelberg is terminated by us other than for Cause (as defined in his employment agreement), or he resigns for Good Reason (as defined in his employment agreement), in each case unrelated to a Change in Control (as defined in his employment agreement), then he will be entitled to receive a cash severance payment equal to 1.5x his then-current base salary and target annual bonus (with such annual target bonus calculated pro rata for the year as of the date of termination of employment), payable over twelve months, payment of his healthcare policy premiums during the 12-month severance period, and full acceleration of any unvested time-based equity awards and options. If within three months prior to or twelve months following a change in control, Mr. Steelberg is terminated by us other than for Cause (as defined in his employment agreement), or he resigns for Good Reason (as defined in his employment agreement), in each case unrelated to a Change in Control (as defined in his employment agreement), then he will receive a lump sum cash severance payment equal to 1.5x his then-current base salary and target annual bonus (with such annual target bonus calculated pro rata for the year as of the date of termination of employment), a payment equal to one year of his healthcare policy premiums on an after-tax basis and full acceleration of any unvested time-based equity awards and options. Mr. Steelberg’s entitlement to the above-described severance benefits is also conditioned on him timely signing and not revoking a general release of claims in favor of Veritone.

Performance-based equity awards will be governed by their terms. See “—Equity Plans” below for how those awards are treated upon change in control. For the performance-based RSU award granted to Mr. Steelberg pursuant to his employment agreement in January 2023 and forfeited in April 2024, as described above under the heading “2023 Employment Agreements—Ryan Steelberg”, Mr. Steelberg’s employment agreement provides that such RSU award would have, upon the occurrence of a change in control, converted to a time-based RSU award,

Michael Zemetra

If Mr. Zemetra is terminated by us other than for Cause (as defined in his employment agreement), or he resigns for Good Reason (as defined in his employment agreement), in each case unrelated to a Change in Control (as defined in his employment agreement), then he will be entitled to receive a cash severance payment equal to 1x his then-current base salary and target annual bonus (with such annual target bonus calculated pro rata for the year as of the date of termination of employment), payable over twelve months, and payment of his COBRA premiums during the 12-month severance period. If within three months prior to or twelve months following a change in control, Mr. Zemetra is terminated by us other than for Cause (as defined in his employment agreement), or he resigns for Good Reason (as defined in his employment agreement), in each case unrelated to a Change in Control (as defined in his employment agreement), then he will receive a lump sum cash severance payment equal to 1.5x his then-current base salary and target annual bonus (with such annual target bonus calculated pro rata for the year as of the date of termination of employment), a payment equal to one year of his COBRA premiums on an after-tax basis for the group health plan in which he is enrolled at the time of termination, full acceleration of any unvested time-based equity awards and options. Performance-based equity awards will be governed by their terms. Mr. Zemetra’s entitlement to the above-described severance benefits is also conditioned on him timely signing and not revoking a general release of claims in favor of Veritone.

Performance-based equity awards will be governed by their terms. For the performance-based RSU award granted to Mr. Zemetra in January 2023 and forfeited in April 2024, as described above under the heading “2023 Employment Agreements—Michael Zemetra”, such RSU award would have, upon the occurrence of a change of control, converted to a time-based RSU award, with vesting occurring on the last day of the three-year performance period based on the target number of shares, subject to Mr. Zemetra’s continuous service through that date, and subject to accelerated vesting upon a termination of Mr. Zemetra’s employment by us other than for cause, death or disability or a resignation of employment by Mr. Zemetra for good reason during the 12-month period following such change in control.

Equity Plans

2017 Plan

Pursuant to our 2017 Plan, if any outstanding equity award granted thereunder (including any equity awards granted to Mr. Steelberg or Mr. Zemetra) is not assumed or substituted in connection with a change in control (as defined in the 2017 Plan), such award will automatically vest in full immediately prior to the effective date of the change in control (as defined in the 2017 Plan), unless the acceleration of such award is subject to other limitations imposed by the plan administrator at the time of the grant of the award.

2018 Plan

Pursuant to the terms of our 2018 Performance-Based Stock Incentive Plan, as amended in June 2020 (the “2018 Plan”), in the event of a change in control (as defined in the 2018 Plan) of Veritone, then outstanding performance-based stock options granted under the 2018 Plan to Mr. Steelberg will be assumed, substituted or exchanged for an equivalent award (which may include a cash payment) by the successor entity to the extent the successor entity agrees to such treatment, and shall remain exercisable for the remainder of their term. In addition, if Mr. Steelberg’s employment is terminated by us without cause, other than following a change in control of Veritone, then the exercisable portion of such awards held by him will remain exercisable for the remainder of their term, provided that he has not engaged in misconduct, as defined in the 2018 Plan.

2023 Plan

In the event of a corporate transaction or change in control (each as defined in the 2023 Plan) in which the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding awards under the 2023 Plan, or substitute similar stock awards for such outstanding awards, then with respect to any such awards that have not been assumed, continued or substituted and that are held by participants (including Mr. Steelberg and Mr. Zemetra) whose continuous service has not terminated prior to the effective time of the corporate transaction or change in control, the vesting (and exercisability, if applicable) of such awards will be accelerated in full (and with respect to any such awards that are subject to performance-based vesting conditions or requirements, vesting will be deemed to be satisfied at the target level of performance) to a date prior to the effective time of the corporate transaction or change in control (contingent upon the closing or completion of the corporate transaction or change in control) as the plan administrator will determine, and such awards will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction or change in control in accordance with the exercise procedures determined by the plan administrator, and any reacquisition or repurchase rights held by Veritone with respect to such awards will lapse (contingent upon the closing or completion of the corporate transaction or change in control).

Role of Management in Determining Executive Compensation

The Compensation Committee periodically meets with our Chief Executive Officer and/or other executive officers to obtain recommendations with respect to compensation programs for executives and other employees. Our Chief Executive Officer makes recommendations to the Compensation Committee on the base salaries, target incentives and performance measures, and equity compensation for our executives and other key employees. The Compensation Committee considers, but is not bound to accept, management’s recommendations with respect to executive compensation. Our Chief Executive Officer and certain other executives attend most of the Compensation Committee’s meetings, but the Compensation Committee also holds private sessions outside the presence of members of management. The Compensation Committee discusses our Chief Executive Officer’s compensation with him but makes decisions with respect to his compensation without him present.

In 2022 and 2023, the Compensation Committee reviewed the compensation arrangements for our executive officers and took the actions discussed above under the headings “Base Salaries,” “Cash Incentives,” “2022 Equity Awards” and “2023 Equity Awards.” In late 2022 and early 2023, in connection with our CEO transition, the Compensation Committee again reviewed the compensation arrangements for our executive officers and took the actions discussed above under the heading “2023 Employment Agreements.” The Compensation Committee has delegated to management the authority to make certain decisions regarding compensation for employees other than executive officers. The Compensation Committee has not delegated any of its authority with respect to the compensation of executive officers.

SUMMARY COMPENSATION TABLE

The following table sets forth compensation earned during the fiscal years ended December 31, 2023 and 2022 by Ryan Steelberg, our principal executive officer, and Michael Zemetra, our other executive officer serving at December 31, 2023, as well as the grant date fair values of share-based compensation awarded to such officers during such fiscal years, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“ASC Topic 718”). Mr. Zemetra was also serving as our principal financial officer as of December 31, 2023. These officers are referred to herein as the “named executive officers.”

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards(1) ($)	Non-equity Incentive Plan Compen- sation ($)	All Other Compen- sation ($)		Total ($)
Ryan Steelberg President, Chief Executive Officer and Chairman of the Board	2023	196,877	(2)	425,840		1,872,066	—	52,264	(3)	2,547,047
	2022	406,055		103,359		2,208,238	—	86,334		2,803,987
Michael L. Zemetra	2023	400,000		50,000	(4)	711,332	—	39,299	(5)	1,200,561
Executive Vice President, Chief Financial Officer and Treasurer	2022	325,000		—		312,115	—	31,741	(6)	668,856

(1)

Reflects the grant date fair values of RSUs awarded to the named executive officers, which were computed based on the closing price of our common stock on each grant date. See additional information regarding the RSUs awarded to our named executive officers in 2023 under the heading “2023 Equity Awards” above.

(2)	Mr. Steelberg is entitled to receive a base salary of $525,000 under his employment agreement with us. Mr. Steelberg voluntarily reduced his annual base salary from $525,000 to $1.00 in May 2023.
(3)

Consists of reimbursement of costs of Mr. Steelberg’s separate healthcare plan totaling $39,498 and a commuter allowance totaling $12,500. All other compensation for 2022 consists of the following: for Ryan Steelberg, reimbursement of costs of his separate healthcare plan totaling $36,334 and a commuter allowance totaling $50,000.

(4)	Reflects a one-time deal bonus for the successful completion of the Broadbean acquisition in 2023.
(5)	Consists of Company contributions made to Mr. Zemetra’s 401(k) account totaling $13,000 and contributions made towards Mr. Zemetra’s health insurance premiums totaling $26,299.
(6)

Consists of Company contributions towards Mr. Zemetra’s health insurance premiums totaling $31,741, which were inadvertently omitted from the Summary Compensation Table included in the Company’s 2022 Proxy Statement.

OUTSTANDING EQUITY AWARDS AT 2023 FISCAL YEAR END

The table below sets forth information regarding outstanding equity awards held by each named executive officer as of December 31, 2023, including: (i) the numbers of shares of our common stock underlying exercisable and unexercisable stock options, and unearned performance-based stock options, held by each named executive officer and the exercise prices and expiration dates thereof; and (ii) the aggregate number of RSUs held by each named executive officer, and the market value thereof, that had not vested as of December 31, 2023.

		Option Award						Stock Award
		Number of Securities Underlying Unexercised Options (#)				Option Exercise Price ($)	Option Expiration Date	Number of Shares Or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Grant Date	Exercisable		Unexercisable
Ryan Steelberg	3/31/23	—		—		—	—	—		—	148,176	(2)	268,199
	1/19/23	—		—		—	—	158,025	(3)	286,025	—		—
	5/11/17	522,409		—		15.00	05/11/27	—		—	—		—
	5/11/17	1,044,819		—		15.00	05/11/27	—		—	—		—
	3/15/18	68,015		—		15.14	03/15/28	—		—	—		—
	8/27/20	1,357,425	(4)	—		11.97	08/27/30	—		—	—		—
Michael L. Zemetra	3/31/23	—		—		—	—	—		—	22,226	(2)	40,229
	1/19/23	—		—		—	—	71,111	(3)	128,711	—		—
	6/21/23	—		—		—	—	28,396	(3)	51,397	—		—
	10/8/20	47,500		12,500	(5)	11.10	10/08/30	—		—	—		—
	10/8/20	120,000	(4)	—		11.10	10/08/30	—		—	—		—

(1)

The market values of all RSUs reflected in the table above have been calculated based on the closing price of our common stock on December 29, 2023 as reported on the NASDAQ Global Market, which was $1.81 per share.

(2)

In April 2024 the Compensation Committee determined that, for purposes of this award, the 2023 Milestones (defined above) had not been achieved; as a result, these performance-based RSUs were not eligible to vest and were forfeited.

(3)	Represents time-based restricted stock unit awards that vest in three equal installments on each of January 1, 2024, January 1, 2025 and January 1, 2026.
(4)

Consists of performance-based stock options awarded to Ryan Steelberg on August 27, 2020, and a performance-based stock option awarded to Mr. Zemetra under our Inducement Grant Plan on October 8, 2020. The vesting of one-third (1/3rd) of such performance-based stock options was conditioned upon the achievement of stock price milestones for our common stock of $17.50, $22.50 and $27.50 per share, respectively. The first and second stock price milestones were achieved in January 2021, and the third stock price milestone was achieved in February 2021. Accordingly, all such performance-based stock options have vested in full.

(5)	The remaining unvested portion of the stock option vests in equal monthly installments of 1,250 from January 8, 2024 through October 8, 2024.

The vesting of equity awards held by the named executive officers is subject to each officer’s continued service with our company and is subject to acceleration under certain circumstances as discussed under the heading “Payments Upon Termination of Employment or Change in Control” above.

PAY VERSUS PERFORMANCE
As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between the “compensation actually paid” (“CAP”) to our current and former principal executive officers (“PEOs”) and our non-PEO named executive officers (“Non-PEO NEOs”) and certain aspects of our financial performance for the fiscal years ended December 31, 2023, 2022 and 2021.

Year (1)	Summary Compensation Table Total for PEO (2)	Compensation Actually Paid to PEO (3)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (4)	Total Shareholder Return: Value of Initial $100 Investment (5)	Net Income (6)
2023	$2,547,047	$1,096,517	$1,200,561	$654,974	$6	($58,625,000)
2022	$4,125,172	$1,020,990	$1,736,422	$124,911	$19	($25,557,000)
2021	$10,199,584	$39,004,877	$4,143,110	$16,274,421	$79	($64,672,000)

(1)	Ryan Steelberg served as our PEO for the entirety of 2023. Chad Steelberg served as our PEO for the entirety of 2021 and 2022. Our Non-PEO NEOs for the applicable years were as follows:

•	2023: Michael Zemetra

•	2022: Ryan Steelberg and Michael Zemetra

•	2021: Ryan Steelberg and Michael Zemetra

(2)
Amounts reported in these columns represent (i) the total compensation reported in the Summary Compensation Table for the applicable years for our PEO and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable years for our Non-PEO NEOs.

(3)
Amounts reported in this column represent CAP to our PEO, based on his total compensation reported in the Summary Compensation Table for the indicated fiscal years and certain adjustments required by Item 402(v) of Regulation S-K. The following adjustments were made to the reported total compensation of the PEO for 2023 to determine CAP for 2023:

	PEO	2023
	Summary Compensation Table - Total Compensation	$2,547,047
-	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	$1,872,066
+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	$286,043
+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	$0
+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	$0
+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$135,759
-	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0
=	Compensation Actually Paid	$1,096,517
Equity award values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

Table of Contents
(4)
Amounts reported in this column represent CAP to our Non-PEO NEOs, based on their average total compensation reported in the Summary Compensation Table for the indicated fiscal years and certain adjustments required by Item 402(v) of Regulation S-K. The following adjustments were made to the reported total compensation of the Non-PEO NEOs for 2023 to determine CAP for 2023:

	Non-PEO NEO Average	2023
	Summary Compensation Table - Total Compensation		$1,200,561
-	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year		$711,332
+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year		$180,108
+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	-	$27,133
+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year		$0
+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year		$12,770
-	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year		$0
=	Compensation Actually Paid		$654,974
Please see footnote 1 for the Non-PEO NEOs included in the average for 2023. Equity award values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

(5)
Pursuant to rules of the SEC, the comparison assumes $100 was invested on December 31, 2020 in our common stock. Historic stock price performance is not necessarily indicative of future stock price performance.

(6)	The dollar amounts reported represent the amount of net income reflected in our audited financial statements for the applicable year.
Relationship Between Pay and Performance
CAP, as required under SEC rules, reflects adjusted values to unvested and vested equity awards during the years shown in the table based on year-end stock prices, various accounting valuation assumptions, and projected performance modifiers but does not reflect actual amounts paid out for those awards. CAP generally fluctuates due to stock price achievement and varying levels of projected and actual achievement of performance goals. For a discussion of how our Compensation Committee assessed “pay-for-performance” and how our executive compensation program is designed to link executive compensation with the achievement of our financial and strategic objectives as well as stockholder value creation each year, see “Executive Compensation” in this Proxy Statement.
We believe CAP for the applicable fiscal years in the Pay Versus Performance Table is reflective of the Compensation Committee’s emphasis on “pay-for-performance” as CAP fluctuated over such fiscal years, primarily due to the result of our stock performance.
In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Table of Contents

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference
.

DIRECTOR COMPENSATION

Overview

Our non-employee director compensation program is comprised of two key components: equity awards and cash retainer fees. Non-employee director compensation is reviewed by our Compensation Committee on an annual basis. The compensation components and amounts that were in effect for 2023 are described below.

•

Equity Awards: each non-employee director receives awards of RSUs under the automatic grant program for non-employee directors approved by our Compensation Committee and issued under our 2023 Plan, including:

•

Annual RSU Award: on the date of each annual meeting of our stockholders, each non-employee director will be granted a number of RSUs having a grant date value equal to $150,000, which RSUs will vest on the first anniversary of the grant date (or the day immediately preceding the date of the next regular annual meeting following the grant date, if earlier), subject to the non-employee director’s continued service to us through the vesting date; and

•

Initial Time-Based RSU Award for New Directors: for each new non-employee director appointed or elected to the Board other than on the date of an annual meeting of our stockholders, on the date of initial appointment or election to our Board, each such new non-employee director will be granted a number of RSUs having a grant date value equal to a prorated portion of the $150,000 annual RSU award (such proration based on the number of whole months that have elapsed from the date of our last annual meeting of stockholders to the date of such initial appointment or election but not more than 12 months), which RSUs will vest on the first anniversary of the grant date (or the day immediately preceding the date of the next regular annual meeting following the grant date, if earlier), subject to the non-employee director’s continued service to us through the vesting date.

Each non-employee director’s initial RSU award or annual RSU award outstanding immediately prior to the occurrence of a change in control (as defined in the applicable equity plan) will fully accelerate vesting at such time, subject to the non-employee director’s continued service to us through immediately prior to the occurrence of the change in control.

•	Board Fees: on an annual basis, each non-employee director receives an annual cash retainer for serving as a member of our Board in the amount of $30,000;

•	Non-Executive Chair Fee: in addition to the annual cash retainer set forth above, the non-executive Chair of our Board, if any, receives an additional annual retainer in the amount of $30,000; and

•

Committee Fees: on an annual basis, each non-employee director serving as a member of our Audit Committee, our Compensation Committee, our Corporate Governance and Nominating Committee or our M&A Committee receives an annual cash retainer in the amount of $7,500, $5,000, $2,500 and $2,500, respectively. In addition, each non-employee director serving as Chair of our Audit Committee, Chair of our Compensation Committee, Chair of our Corporate Governance and Nominating Committee or Chair of our M&A Committee receives an additional annual cash retainer of $20,000, $15,000, $7,500 and $7,500 respectively.

The annual cash retainer fees are paid in equal quarterly installments in arrears, prorated for any partial months of service. Our directors are also reimbursed for expenses incurred in attending Board and/or committee meetings or in connection with other business activities on behalf of our company. All such expenses must be in accordance with our travel and expense reimbursement policy.

Our President, Chief Executive Officer and Chairman of the Board, Ryan Steelberg, does not receive any additional compensation for his service on our Board.

2023 Director Compensation

The table below sets forth cash compensation earned by each non-employee director, and the grant date fair values of equity awards granted to each non-employee director, during the fiscal year ended December 31, 2023. All compensation of Ryan Steelberg is reported in the “Summary Compensation Table” and has been excluded from the table below.

Name	Fees Earned or Paid in Cash(1) ($)	RSU Awards(2)(3) ($)		All Other Compensation ($)		Total ($)
Chad Steelberg	$62,500	—		$1,270,982	(4)	$1,333,482
Jeffrey P. Gehl	52,500	149,997	(5)	—		202,497
Knute P. Kurtz	60,000	149,997	(5)	—		209,997
Richard H. Taketa	58,750	149,997	(5)	—		208,747
Michael Zilis	6,257	87,499	(6)	—		93,756

(1)	Reflects cash retainer fees earned in 2023 by each non-employee director for service on our Board and committees of our Board, as applicable.
(2)

Reflects the grant date fair values of RSU awards granted to each non-employee director in 2023, calculated in accordance with ASC Topic 718. Mr. Steelberg did not receive an annual RSU award pursuant to our non-employee director compensation program in 2023.

(3)

The number of stock awards, consisting of RSUs and non-qualified stock options, held as of December 31, 2023 by each non-employee director serving on the Board on such date is set forth in the table below.

Name	Aggregate Number of Shares Underlying Outstanding RSUs		Aggregate Number of Shares Underlying Outstanding Options
Chad Steelberg	59,226	(a)	3,513,157
Jeffrey P. Gehl	37,220		7,964
Knute P. Kurtz	37,220		8,688
Richard H. Taketa	37,220		8,688
Michael Zilis	42,475		—

(a)	Consists of RSUs that were awarded to Mr. Steelberg pursuant to the Consulting Agreement, which are reported under “All Other Compensation” in the 2023 Director Compensation Table above.

(4)

Reflects amounts paid in cash and RSU awards granted pursuant to the Consulting Agreement between the Company and Steel Holdings, LLC, an entity affiliated with Mr. Steelberg. Mr. Steelberg was paid $1,092,505 in cash under the Consulting Agreement in 2023. The grant date fair values of the RSU awards granted were calculated in accordance with ASC Topic 718. RSUs representing a right to receive 19,743 shares were granted on April 7, 2023, and the grant date fair value of such awards was determined based on our closing stock price on such date which was $5.16 per share. Such RSUs vested in full on April 22, 2023. RSUs representing a right to receive 39,486 shares were granted on November 15, 2023, and the grant date fair value of such awards was determined based on our closing stock price on such date which was $1.94 per share. Such RSUs vested in full on November 30, 2023.

(5)

RSUs representing a right to receive 37,220 shares of our common stock were awarded to each of our then-serving non-employee directors on June 8, 2023, and the grant date fair value of such awards was determined based on our closing stock price on such date, which was $4.03 per share. Such RSUs will vest in full on June 8, 2024.

(6)

RSUs representing a right to receive 42,475 shares of our common stock were awarded to Mr. Zilis on November 8, 2023, and the grant date fair value of such award was determined based on our closing stock price on such date, which was $2.06 per share. Such RSUs will vest in full on June 12, 2024.

OTHER POLICIES

Indemnification of Directors and Officers

Our amended and restated certificate of incorporation and our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted under Delaware law, which prohibits our amended and restated certificate of incorporation from limiting the liability of our directors for the following:

•	any breach of the director’s duty of loyalty to us or our stockholders;

•	acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•	unlawful payment of dividends or unlawful stock repurchases or redemptions; or

•	any transaction from which the director derived an improper personal benefit.

Our amended and restated certificate of incorporation also provides that if Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law, as so amended. This limitation of liability does not apply to liabilities arising under the federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

Our amended and restated certificate of incorporation and our Bylaws also provide that we will indemnify our employees and agents to the fullest extent permitted by law. Our Bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in this capacity, regardless of whether we would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law. We have obtained directors’ and officers’ liability insurance.

We have entered into separate indemnification agreements with each of our directors and executive officers, in addition to indemnification provided for in our amended and restated certificate of incorporation and our Bylaws. These agreements, among other things, provide for indemnification of our directors and executive officers for expenses, judgments, fines and settlement amounts incurred by this person in any action or proceeding arising out of this person’s services as a director or executive officer or at our request. We will not indemnify such director or officer, however, for expenses and the payment of profits arising from the purchase and sale by the director or officer of securities in violation of Section 16(b) of the Exchange Act.

Director and Executive Stock Ownership Guidelines

In March 2023, our Board adopted stock ownership guidelines for our directors and executive officers (each, a “Covered Individual”), under which (i) our Chief Executive Officer is expected to own shares of our Common Stock with a value equal to at least five times his then-current annualized base salary, (ii) each of our other executive officers is expected to own shares of our Common Stock with a value equal to at least one times the officer’s then-current annualized base salary and (iii) each of our Board members is expected to own shares with a value equal to at least three times the then-current annualized Board service retainer. Share ownership for purposes of the guidelines includes shares of our Common Stock owned directly by the Covered Individual, by the Covered Individual’s spouse, or by the Covered Individual’s children who reside with the Covered Individual or the Covered Individual’s spouse, shares held in a trust established by the Covered Individual or the Covered Individual’s spouse for estate or tax planning purposes if the trust is revocable by the Covered Individual or the Covered Individual’s spouse, and shares subject to outstanding restricted stock and restricted stock unit awards (whether or not vested and whether or not payable in stock or cash of equivalent value) granted to the Covered Individual (other than restricted stock units subject to unsatisfied performance-based vesting conditions). Covered Individuals are expected to satisfy the guideline level of ownership by the first December 31 on or after the later of the date that is five years after the effective date of the guidelines or the date that the Covered

Individual first becomes subject to the guidelines. Thereafter, compliance with the guidelines will be assessed as of December 31 each year. If a Covered Individual does not satisfy the guideline level of ownership as of such a measurement date, the Covered Individual is expect to hold at least 50% of the net vested shares acquired upon the exercise, payment or vesting of any equity award (with the “net” shares determined after taking into account any shares sold or withheld to pay any applicable exercise price of the award and to satisfy any applicable withholding obligations) granted to the Covered Individual by the Company until and to the extent required for the Covered Individual’s level of ownership to satisfy the applicable guideline level. Our Board of Directors or the Compensation Committee may suspend or grant waivers to the guidelines from time to time. The first measurement date for our stock ownership guidelines will be in March 2028.

Clawback Policy

In November 2023, our Board adopted a clawback policy that complies with Section 10D of the Exchange Act, Rule 10D-1 promulgated thereunder, and Nasdaq Listing Rule 5608. A copy of the clawback policy has been filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on April 1, 2024.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is currently comprised of three non-employee directors: Messrs. Gehl, Taketa and Zilis, each of whom served on the Compensation Committee during 2023, and in Mr. Zilis’ case, after his appointment to the Board. None of the members of the Compensation Committee are or have been our officers or employees, and each member qualifies as an independent director as defined by Rules 5605(a)(2) and (d)(2) of the NASDAQ Listing Rules. No executive officer serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or our Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Since January 1, 2022, except as described below, there have been no transactions to which we have been a party in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at the end of our last two completed fiscal years and in which any of our directors, executive officers or beneficial holders of more than 5% of our common stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.

Policies and Procedures for Transactions with Related Persons

Our Board has a policy regarding the review and approval or ratification of transactions with related persons (“Related Persons Transaction Policy”). The Related Persons Transaction Policy requires our Audit Committee to review and approve all transactions with related persons (as defined in Section 404 of Regulation S-K) involving the Company. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.

Steel Holdings, LLC Consulting Agreements

On January 4, 2023, the Company entered into a consulting agreement with Steel Holdings, LLC, effective as of January 1, 2023 (the “Consulting Agreement”), which we later amended on January 23, 2024 as described below. Steel Holdings, LLC is an entity affiliated with Chad Steelberg, who is the sole manager and member of Steel Holdings, LLC. Chad Steelberg is a member of our Board, and our former Chief Executive Officer and former Chairman of our Board. Pursuant to the Consulting Agreement, we retained Mr. Steelberg’s services as a consultant to the Company after his resignation as our Chief Executive Officer on December 31, 2022. Prior to the amendment to the Consulting Agreement in January 2024, the Company paid Steel Holdings, LLC $41,666 per month (the “Monthly Service Fee”) to provide consulting services, which included Mr. Steelberg performing various tasks aligned with the Company’s development, operation and commercialization of its aiWARE platform.

In addition, prior to the amendment to the Consulting Agreement in January 2024, Steel Holdings, LLC was eligible to receive performance bonuses, split equally between cash and RSU awards, each vesting upon achievement of specific “Performance Goals” to be achieved for an applicable quarter or year in the following categories: Product Achievements (five goals), Customer Validation (two goals), Analyst Validation (four goals) and Transition and Succession Planning (one goal). Prior to the amendment to the Consulting Agreement in January 2024, Mr. Steelberg had achieved three Performance Goals and as a result, we paid Mr. Steelberg $375,000 in cash bonuses and vested RSU awards representing the right to receive 19,743 and 39,486 shares of common stock on April 22, 2023 and November 15, 2023, respectively. The grant date value of these RSU awards was $204,537 in the aggregate.

On January 23, 2024, we entered into an amended and restated independent contractor services agreement with Steel Holdings, LLC (the “Amended Consulting Agreement”), which supersedes and replaces the Consulting Agreement.

Pursuant to the Amended Consulting Agreement, Mr. Steelberg will provide technical advisory services related to our software, software architecture and technology strategy as requested by our Chief Executive Officer until December 31, 2025, the termination date of the Amended Consulting Agreement. In consideration for these services, the Company will pay to Steel Holdings, LLC: (i) $1.0 million in cash on July 1, 2024; and (ii) $50,000 per month in cash for the period from January 2024 through December 2025. The Company will reimburse Steel Holdings, LLC for reasonable and documented expenses incurred in connection with providing the services in accordance with Company’s standard travel and expense policies.

Steel Holdings, LLC will no longer be eligible for any performance bonuses under the Amended Consulting Agreement.

The Amended Consulting Agreement may be terminated by either party with 90 days’ notice. If the Company terminates the Amended Consulting Agreement for any reason other than Steel Holdings, LLC’s material breach, then any remaining compensation payments under the Amended Consulting Agreement will become due and payable. In the event of a Change in Control (as defined in the Company’s 2017 Equity Incentive Plan), the Amended Consulting Agreement will terminate as of the effective date of the Change in Control and any remaining payments will become due and payable.

Through March 31, 2024, we have paid a total of $1,186,805.08 to Steel Holdings, LLC pursuant to the Amended Consulting Agreement.

Prior to entering into each of the Consulting Agreement and the Amended Consulting Agreement, respectively, our Audit Committee considered the terms of each such agreement under our Related Persons Transaction Policy, including whether or not the transaction is on terms comparable to those that could be obtained in an arm’s length transaction for the services being rendered and the extent of the related person’s interest in the transaction. Given Mr. Steelberg’s expertise in the field of AI solutions, his familiarity with our aiWARE platform and the uniqueness of the services that the Company required to advance the development and commercialization of our aiWARE platform, the Audit Committee determined that entering into the Consulting Agreement, and subsequently the Amended Consulting Agreement, were each in the best interests of our Company and its stockholders and approved each of the Consulting Agreement and the Amended Consulting Agreement under our Related Persons Transaction Policy.

EQUITY COMPENSATION PLAN INFORMATION AT 2023 FISCAL YEAR END

The following table sets forth information with respect to securities authorized for issuance under our equity compensation plans as of December 31, 2023:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)(3)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved by Security Holders(1)	10,637,842	$12.84	4,241,393
Equity Compensation Plans Not Approved by Security Holders(2)	1,050,339	$8.73	308,737
Total	11,688,181		4,550,130

(1)

The number of shares reflected in column (a) of the table above for equity compensation plans approved by security holders consists of: (i) outstanding options to purchase an aggregate of 8,629,766 shares of our common stock, which were granted under our 2014 Plan, 2017 Plan, 2018 Plan and 2023 Plan; and (ii) outstanding RSUs representing the right to receive upon vesting an aggregate of 2,008,076 shares of our common stock, which were awarded under our 2017 Plan and 2023 Plan. The number of shares reflected in column (c) of the table above for equity compensation plans approved by security holders consists of (i) an aggregate of 2,529,760 shares available for issuance under our 2018 Plan and 2023 Plan as of December 31, 2023 and (ii) 1,711,633 shares available for future issuance under our ESPP as of December 31, 2023, of which 102,079 shares were subsequently issued on February 1, 2024, for the purchase interval that had been open as of December 31, 2023. At the time of the adoption of the 2023 Plan, the Board resolved not to make any further awards under our 2017 Plan. Our ESPP provides that the number of shares reserved for issuance thereunder will increase automatically on the first trading day of January each calendar year by an amount equal to 1% of the total number of shares of common stock outstanding on the last trading day in December of the immediately preceding calendar year, up to an annual maximum of 250,000 shares.

(2)

The number of shares reflected in column (a) of the table above for equity compensation plans not approved by security holders consists of: (i) outstanding options to purchase an aggregate of 547,918 shares of our common stock, which were granted under our Inducement Grant Plan; (ii) outstanding RSUs representing the right to receive upon vesting an aggregate of 171,754 shares of our common stock, which were awarded under our Inducement Grant Plan; and (iii) outstanding warrants to purchase an aggregate of 476,612 shares of our common stock, which were issued to consulting firms as partial consideration for services rendered to us. The number of shares reflected in column (c) of the table above for equity compensation plans not approved by security holders consists of 308,737 shares available for issuance under our Inducement Grant Plan. See additional information regarding our Inducement Grant Plan under the heading “Inducement Grant Plan” above. The warrants consist of warrants to purchase 330,667 shares of common stock at an exercise price of $3.01 that issued on April 14, 2020, which expired on December 31, 2023.

(3)

For equity compensation plans approved by security holders, the weighted-average exercise price reflected in column (b) represents the weighted-average exercise prices of outstanding options. All outstanding RSUs were awarded without payment of any purchase price. For equity compensation plans not approved by security holders, the weighted-average exercise price in column (b) represents (i) a weighted-average exercise price of $12.18 with respect to options to purchase an aggregate of 547,918 shares of our common stock, and (ii) a weighted-average exercise price of $3.01 with respect to warrants to purchase an aggregate of 330,667 shares of our common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth specified information with respect to the beneficial ownership of our common stock as of April 16, 2024 by: (1) each of our named executive officers serving at the time of filing of this Proxy Statement; (2) each of our directors and nominees for director; (3) all of our executive officers serving at the time of filing of this Proxy Statement, our directors and nominees for director as a group; and (4) each person (or group of affiliated persons) who is known by us to beneficially own more than 5% of the outstanding shares of our common stock.

	Amount and Nature of Shares Beneficially Owned(2)
Name and Address of Beneficial Owners(1)	Number	Percentage
Named Executive Officers, Directors and Nominees
Chad Steelberg(3)	5,597,318	13.6%
Ryan Steelberg(4)	5,600,631	13.7%
Michael L. Zemetra(5)	249,510	*
Jeffrey P. Gehl(6)	169,405	*
Knute P. Kurtz(7)	88,121	*
Richard H. Taketa(8)	128,952	*
Michael Zilis(9)	42,475	*
Michael Keithley(10)	—	—
All executive officers, directors and nominees as a group (8 persons)(11)	11,876,412	26.6%

5% Stockholders
Banta Asset Management, LP(12) 517 30th Street Newport Beach, CA 92663	3,198,610	8.5%
The Vanguard Group(13) (and certain of its subsidiaries) 100 Vanguard Blvd. Malvern, PA 19355	2,565,223	6.8%
BlackRock, Inc.(14) (and certain of its subsidiaries) 55 East 52nd Street New York, NY 10055	1,999,367	5.3%
Private Management Group, Inc.(15) 15635 Alton Parkway, Suite 400 Irvine, CA 92618	2,126,600	5.6%

*	Less than 1%
(1)	Unless otherwise indicated, the business address of each holder is c/o Veritone, Inc., 1615 Platte St., 2nd Floor, Denver, Colorado 80202.
(2)

The beneficial ownership is calculated based on 37,705,012 shares of our common stock outstanding as of April 16, 2024. Beneficial ownership is determined in accordance with SEC rules. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants, RSUs and/or other rights held by that person that are exercisable and/or will be settled within 60 days after April 16, 2024 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage of each other person. To our knowledge, except pursuant to applicable community property laws or as otherwise indicated herein, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name, and none of such persons has pledged such shares as security for any obligation.

(3)

Includes (i) 506,518 shares of common stock held by Chad Steelberg; (ii) 160,426 shares of common stock held by CSVH, LLC; (iii) 425,603 shares of common stock held by Chad Steelberg’s son; (iv) 425,603 shares of common stock held by Chad Steelberg’s daughter; (v) 425,603 shares of common stock held by Chad Steelberg’s spouse as custodian for his minor daughter; (vi) 59,629 shares of common stock held by the C&CS Family Trust; (vii) warrants to purchase 21,550 shares of common stock held by The C&CS Family

Trust; (viii) 3,513,157 shares of common stock subject to outstanding options that are exercisable within 60 days after April 16, 2024 and (ix) 59,226 shares of common stock issuable upon vesting and settlement of RSU awards held by Steel Holdings, LLC, an entity affiliated with Mr. Steelberg. Chad Steelberg is the sole member and manager of CSVH, LLC and, as such, has sole voting and dispositive power over all shares held by CSVH, LLC. Chad Steelberg is the sole member and manager of Steel Holdings, LLC and, as such, has sole voting and dispositive power over all shares held by Steel Holdings, LLC. Chad Steelberg is the trustee of The C&CS Family Trust and, as such, is deemed to have shared voting and dispositive power over all of the shares and options held by The C&CS Family Trust. Chad Steelberg is deemed to have shared voting and dispositive power with respect to all shares held by his son, his daughter, and his spouse as custodian for his minor daughter, but disclaims beneficial ownership of all such shares.
(4)

Includes (i) 339,644 shares of common stock held by Ryan Steelberg; (ii) 2,003,349 shares of common stock held by RVH, LLC; (iii) 215,174 shares of common stock held by The RSS Living Trust; (iv) warrants to purchase 21,550 shares of common stock held by The RSS Living Trust; (v) 2,992,668 shares of common stock subject to outstanding options that are exercisable within 60 days after April 16, 2024 and (vi) 28,246 shares of common stock issuable within 60 days after April 16, 2024 upon vesting and settlement of RSUs. Ryan Steelberg is the sole member and manager of RVH, LLC and, as such, has sole voting and dispositive power over all shares held by RVH, LLC. Ryan Steelberg is the trustee of The RSS Living Trust and, as such, is deemed to have shared voting and dispositive power over all of the shares and options held by The RSS Living Trust.

(5)	Includes (i) 74,510 shares of common stock held by Mr. Zemetra and (ii) 175,000 shares of common stock subject to outstanding options that are exercisable within 60 days after April 16, 2024.
(6)

Includes (i) 51,637 shares of common stock held by Mr. Gehl; (ii) 29,400 shares of common stock held by Mr. Gehl as trustee of his living trust; (iii) 43,184 shares of common stock held by BigBoy, LLC; (iv) 37,220 shares of common stock that are issuable within 60 days after April 16, 2024 upon vesting and settlement of RSUs and (v) 7,964 shares of common stock subject to outstanding options that are exercisable within 60 days after April 16, 2024. Mr. Gehl is the Manager of BigBoy, LLC and has sole voting and dispositive power over all of the shares and warrants held by BigBoy, LLC.

(7)

Includes (i) 42,213 shares of common stock held by Mr. Kurtz; (ii) 37,220 shares of common stock that are issuable within 60 days after April 16, 2024 upon vesting and settlement of RSUs and (iii) 8,688 shares of common stock subject to outstanding options that are exercisable within 60 days after April 16, 2024.

(8)

Includes (i) 33,044 shares of common stock held by Mr. Taketa; (ii) 50,000 shares of common stock held by Mr. Taketa and his spouse as trustees of a family trust; (iii) 37,220 shares of common stock that are issuable within 60 days after April 16, 2024 upon vesting and settlement of RSUs and (iv) 8,688 shares of common stock subject to outstanding options that are exercisable within 60 days after April 16, 2024.

(9)	Includes 42,475 shares of common stock that are issuable within 60 days after April 16, 2024 upon vesting and settlement of RSUs.
(10)	Nominated for election at the Annual Meeting to our Board of Directors.
(11)

Includes (i) an aggregate of 3,897,200 shares of common stock held indirectly by our executive officers, directors and nominees, as described in footnotes (1) through (10) above; and (ii) 182,381 shares of common stock issuable to such persons within 60 days after April 16, 2024 upon the settlement of RSUs that have vested or will vest during such time period.

(12)

The holder has sole voting and dispositive power with respect to 2,360,846 shares of common stock and has shared voting and dispositive power with respect to 837,764 shares of common stock. The beneficial ownership information reflected in the table is included in the Schedule 13G, Amendment No. 9, filed by the holder with the SEC on January 11, 2024.

(13)

The holder has sole dispositive power with respect to 2,507,743 shares of common stock and has shared voting power with respect to 44,201 shares of common stock and shared dispositive power with respect to 57,480 shares of common stock. The beneficial ownership information reflected in the table is included in the Schedule 13G, Amendment No. 1, filed by the holder with the SEC on February 13, 2024.

(14)

The holder has sole voting power with respect to 1,985,278 shares of common stock and has sole dispositive power with respect to 1,999,367 shares of common stock. The beneficial ownership information reflected in the table is included in the Schedule 13G, Amendment No. 3, filed by the holder with the SEC on January 31, 2024.

(15)

The holder has sole voting power with respect to 2,126,600 shares of common stock and has sole dispositive power with respect to 2,126,600 shares of common stock. The beneficial ownership information reflected in the table is included in the Schedule 13G, filed by the holder with the SEC on February 2, 2024.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely upon the review of reports filed electronically with the SEC during, or with respect to, fiscal year 2023, and written representations that no other reports were required, all of our officers, directors and greater than ten percent stockholders have complied with all applicable Section 16(a) filing requirements during the year ended December 31, 2023, except that Chad Steelberg reported two transactions on a late Form 4 filing.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM

The Audit Committee of our Board has selected Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Grant Thornton audited our financial statements for the fiscal year ended December 31, 2023. Neither our Bylaws nor the Delaware General Corporation Law requires the approval by our stockholders of the selection of our independent registered public accounting firm, but in view of the importance of the financial statements to stockholders, our Board deems it desirable that our stockholders ratify the selection of such firm.

A representative of Grant Thornton will attend the Annual Meeting, will be given the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions submitted by stockholders. If this proposal is not approved, the Audit Committee will reconsider its selection of our independent registered public accounting firm. Because the Audit Committee has the sole authority to appoint the independent registered public accounting firm, the ultimate decision to retain or appoint Grant Thornton in the future as our independent registered public accounting firm will be made by the Audit Committee based upon the best interests of Veritone at that time.

Principal Accountant Fees and Services

The table below reflects the aggregate fees billed for audit, audit-related, tax and other services rendered by Grant Thornton for our fiscal years ended December 31, 2023 and 2022.

Fee Category	Year Ended December 31, 2023	Year Ended December 31, 2022
Audit Fees	$2,438,101	$1,934,900
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$2,438,101	$1,934,900

Audit Fees

Audit fees billed by Grant Thornton for 2023 and 2022 consisted of fees for professional services rendered for: (i) the audit of our annual consolidated financial statements; (ii) the review of our consolidated financial statements included in our quarterly reports on Form 10-Q and annual report on Form 10-K; (iii) the review of our registration statements filed with the SEC in 2023 and 2022; and (iv) reviews related to other filings with the SEC.

Audit-Related Fees

No audit-related services were rendered by Grant Thornton for 2023 or 2022.

Tax Fees

No tax related services were rendered by Grant Thornton for 2023 or 2022.

All Other Fees

No other services were rendered by Grant Thornton for 2023 or 2022.

Audit Committee Pre-Approval Policies and Procedures

Consistent with SEC rules, the Audit Committee has the responsibility for appointing, setting compensation for and overseeing the work of our independent registered public accounting firm. As such, the Audit Committee has established a policy of pre-approving all audit and permissible non-audit services provided to us by our independent registered public accounting firm. Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise that make it necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval prior to engagement. All audit services provided by Grant Thornton during 2023 and 2022 were approved by the Audit Committee pursuant to this policy.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

The Audit Committee reviewed and discussed the services, in addition to audit services, rendered by Grant Thornton during 2023 and 2022, as well as the fees paid therefor, and has determined that the provision of such other services by Grant Thornton, and the fees paid therefor, were compatible with maintaining Grant Thornton’s independence.

Vote Required for the Ratification of the Appointment of our Independent Registered Public Accounting Firm

Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the matter at the Annual Meeting. Abstentions will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board in its oversight of the Company’s financial statements and reporting process, audit process and internal controls. The Audit Committee operates under a written charter adopted by the Board, which describes this and the other responsibilities of the Audit Committee. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and internal controls over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report thereon.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management, which has primary responsibility for the financial statements. Grant Thornton, the Company’s independent registered public accounting firm for fiscal year 2023, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles and internal controls over financial reporting. The Audit Committee has discussed with Grant Thornton the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received and reviewed the written disclosures and the letter from Grant Thornton required by applicable requirements of the PCAOB regarding Grant Thornton’s communications with the Audit Committee concerning independence and has discussed with Grant Thornton its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC. This report is submitted by Knute P. Kurtz, Jeffrey P. Gehl, Richard H. Taketa and Michael Zilis.

The Audit Committee

Knute P. Kurtz, Chairman

Jeffrey P. Gehl*

Richard H. Taketa

Michael Zilis

*	As of April 12, 2024, Mr. Gehl no longer serves as a member of the Audit Committee.

The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

PROPOSAL THREE

APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED

EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange Act, which was amended pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), we are asking stockholders to approve a non-binding advisory resolution approving the compensation paid to our named executive officers, as disclosed in the section titled “Executive Compensation” pursuant to Item 402 of Regulation S-K under the Exchange Act, including the compensation tables and narrative discussion set forth therein.

Our executive compensation program is designed to attract and retain the high caliber executives required for the success of our business; to reward these executives for strong financial and operating performance; and to align their interests with those of our stockholders to incentivize them to create long-term stockholder value. Our Board believes that our compensation program is appropriately designed to accomplish these objectives.

We encourage our stockholders to read the “Executive Compensation” section, which describes key elements of our executive compensation program.

At the 2023 annual meeting of stockholders, our stockholders indicated, by a non-binding advisory vote, that they agreed with our Board’s recommendation that we solicit a non-binding advisory vote on the compensation of our named executive officers, commonly referred to as “say-on-pay,” every year. Our Board has adopted a policy that is consistent with that preference and, accordingly, we are holding a say-on-pay vote at this annual meeting. A “say-on-frequency” vote is required at least every six years and, as such, our next say-on-frequency vote will be no later than 2029.

We are asking stockholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s Named Executive Officers set forth under “Executive Compensation,” and the related compensation tables and narratives in the Proxy Statement for the 2024 Annual Meeting of Stockholders.

This proposal to approve the compensation paid to our executive officers is advisory only and will not be binding on the Company, our Board or the Compensation Committee, and will not be construed as overruling a decision by or creating or implying any additional fiduciary duty for the Company, our Board or the Compensation Committee. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our executive officers.

Vote Required for the Approval, on an Advisory Basis, of the Compensation of Our Named Executive Officers

Under our bylaws, approval, on an advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the votes cast on the matter at the Annual Meeting. Abstentions and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDSA VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR OUR 2025 ANNUAL MEETING OF STOCKHOLDERS

Requirements for Proposals to be Considered for Inclusion in Proxy Materials. Stockholders interested in submitting a proposal for inclusion in the proxy materials for our 2025 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in our proxy statement, stockholder proposals must be received no later than December 26, 2024 and must comply with our Bylaws and Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. If we change the date of the 2025 annual meeting of stockholders by more than 30 days from the anniversary of this year’s meeting, stockholder proposals must be received a reasonable time before we begin to print and mail our proxy materials for the 2025 annual meeting of stockholders. Proposals should be sent to the attention of the Secretary, Veritone, Inc., 1615 Platte Street, 2nd Floor, Denver, Colorado 80202.

Requirements for Proposals Not Intended for Inclusion in Proxy Materials and for Nomination of Director Candidates. Stockholders who wish to nominate persons for election to the Board at the 2025 annual meeting of stockholders or who wish to present a proposal at the 2025 annual meeting of stockholders, but whose stockholder proposal will not be included in the proxy materials that we distribute for such meeting, must deliver written notice of the nomination or proposal to our Secretary no earlier than February 13, 2025 and no later than March 15, 2025 (provided, however, that if the 2025 annual meeting of stockholders is more than 30 days before or more than 60 days after the anniversary of this year’s meeting, nominations and proposals must be received not later than the close of business on the later of the 90th day prior to the scheduled date of the 2025 annual meeting of stockholders or the 10th day following the day on which public announcement of the date of such meeting is first made). The stockholder’s written notice must include certain information concerning the stockholder and each nominee as specified in our Bylaws. In addition, a stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees at the 2025 annual meeting of stockholders must deliver written notice to the Company setting forth the information required by Rule 14a-19 under the Exchange Act. If a stockholder’s written notice is not received between the dates specified above and does not satisfy these additional informational requirements, the notice will not be considered properly submitted and will not be acted upon at the 2025 annual meeting of stockholders. A stockholder’s written notice should be sent to the attention of the Secretary, Veritone, Inc., 1615 Platte St., 2nd Floor, Denver, Colorado 80202. In addition, if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal.

In addition to satisfying the foregoing, stockholders who intend to solicit proxies in support of director nominees other than Company-sponsored nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act. If such written notice is not timely received or does not satisfy these additional information requirements, the notice will not be considered properly submitted and will not be acted upon at the 2025 annual meeting of stockholders.

The Chairman of the Annual Meeting reserves the right to reject, exclude, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the above requirements, including conditions established by the SEC.

OTHER MATTERS

Our Board is not aware of any other matters that will be presented for consideration at the Annual Meeting. If other matters properly come before the meeting or any adjournments or postponements thereof, however, the proxy holders named in the proxies solicited by our Board will have the authority to vote all proxies received with respect to such matters in their discretion, and it is their intention to vote such proxies in accordance with the recommendation of our Board.

PRINCIPAL EXECUTIVE OFFICES

Our principal executive offices are located at 1615 Platte St., 2nd Floor, Denver, Colorado 80202.

VERITONE, INC. 1615 PLATTE STREET 2ND FLOOR DENVER, CO 80202 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 12, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/VERI2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 12, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V50508-P08291 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY VERITONE, INC. For All Withhold All Except For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR the number(s) of the nominee(s) on the line below. following: 1. Election of Directors Nominees: 01) Richard H. Taketa 02) Michael Keithley The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. Ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 3. Hold an advisory vote to approve executive compensation. 4. Transact such other business as may properly come before the meeting or any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date SCAN TO VIEW MATERIALS & VOTE w VERITONE, INC. VOTE BY INTERNET 1615 PLATTE STREET Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above 2ND FLOOR DENVER, CO 80202 Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 12, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/VERI2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 12, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V34737-P08291 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY VERITONE, INC. For All Withhold All Except For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR the number(s) of the nominee(s) on the line below. following: 1. Election of Directors ! ! ! Nominees: 01) Richard H. Taketa 02) Michael Keithley The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. Ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2024. ! ! ! The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 3. Hold an advisory vote to approve executive compensation. 4. Transact such other business as may properly come before the meeting or any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V50509-P08291 Veritone, Inc. 2024 Annual Meeting of Stockholders June 13, 2024, 10:30 a.m., Mountain Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Ryan Steelberg and Michael L. Zemetra, or either of them, with power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Veritone, Inc. that the stockholder(s) are entitled to vote at the Annual Meeting of Stockholder(s) to be held virtually at www.virtualshareholdermeeting.com/VERI2024 on June 13, 2024, at 10:30 a.m., Mountain Time, and any adjournment or postponement thereof. This proxy confers authority to vote each proposal listed on the other side unless otherwise indicated. If no choice is specified, the proxy will be voted FOR each nominee in Item 1, FOR Item 2 and FOR Item 3. If any other business is transacted at said meeting, this proxy shall be voted in the discretion of the proxies. This proxy is solicited on behalf of Veritone, Inc., and may be revoked prior to its exercise. Continued and to be signed on reverse side